UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

Filed by the Registrant ☒	Filed by a party other than the Registrant ☐

Check the appropriate box:
☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

CELLECTAR BIOSCIENCES, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

PRELIMINARY PROXY STATEMENT

SUBJECT TO COMPLETION

DATED MAY 3, 2021

Cellectar Biosciences, Inc.

100 Campus Drive

Florham Park, New Jersey 07932

Notice of 2021 Annual Meeting of Stockholders

To Be Held on June 23, 2021

The 2021 Annual Meeting of Stockholders (the “Annual Meeting”) of Cellectar Biosciences, Inc. (the “Company”) will be held on Wednesday, June 23, 2021 at 10:00 A.M., local time, at the Company’s headquarters at 100 Campus Drive, Florham Park, New Jersey 07932, for the following purposes:

1.	To vote upon the election of two Class I directors;

2.	To approve the 2021 Stock Incentive Plan (the “2021 Plan”) reserving 6,000,000 shares for issuance under such plan and the material terms thereof;

3.	To approve on a non-binding advisory basis the compensation of our named executive officers;

4.	To hold a non-binding advisory vote on the frequency of future stockholder advisory votes on executive compensation;

5.	To ratify the appointment of Baker Tilly US, LLP (formerly known as Baker Tilly Virchow Krause, LLP) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021; and

6.	To transact such other business as may properly come before the Annual Meeting and at any adjournments or postponements of the Annual Meeting in accordance with our by-laws.

We intend to hold the Annual Meeting in person. However, we are sensitive to the public health and travel concerns our stockholders may have and recommendations that public health officials may issue due to the evolving COVID-19 coronavirus situation. As a result, we may impose additional procedures or limitations on meeting attendees. The Company requests that individuals (1) who have been in contact with someone diagnosed with COVID-19 within two weeks prior to the Annual Meeting, or (2) who are experiencing a fever, cough, difficulty breathing, or cold- or flu-like symptoms, refrain from attending the meeting in person.

The Board of Directors of the Company has fixed the close of business on Monday, April 26, 2021 as the record date for determining the stockholders entitled to notice of, and to vote at, the Annual Meeting. Accordingly, only stockholders of record at the close of business on April 26, 2021 will be entitled to vote at the Annual Meeting and any adjournments thereof.

By order of the Board of Directors

Gregory J. Lynch, Secretary
Florham Park, New Jersey
,2021

This proxy statement and the form of proxy are first being sent or given to stockholders on or about

, 2021, pursuant to rules adopted by the Securities and Exchange Commission.

1

YOUR VOTE IS IMPORTANT

TO ASSURE YOUR REPRESENTATION AT THE ANNUAL MEETING, YOU ARE URGED TO VOTE, SIGN, DATE AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN THE POSTAGE-PAID ENVELOPE ENCLOSED FOR THAT PURPOSE. EVEN IF YOU HAVE GIVEN YOUR PROXY, THE PROXY MAY BE REVOKED AT ANY TIME PRIOR TO EXERCISE BY FILING WITH OUR SECRETARY A WRITTEN REVOCATION, BY EXECUTING A PROXY WITH A LATER DATE, OR BY ATTENDING AND VOTING AT THE MEETING.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
FOR THE ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JUNE 23, 2021:

This Proxy Statement and our 2020 Annual Report on Form 10-K are available at www.cellectar.com.

Cellectar Biosciences, Inc.

PROXY STATEMENT

FOR THE ANNUAL MEETING OF STOCKHOLDERS

To be held on June 23, 2021

This proxy statement is furnished to the stockholders of Cellectar Biosciences, Inc. (the “Company”, “Cellectar”, “we”, “us”, “our”) in connection with the solicitation of proxies by and on behalf of the Board of Directors of the Company (the “Board of Directors” or the “Board”) for use at the 2021 Annual Meeting of Stockholders (the “Annual Meeting”) to be held at the Company’s corporate headquarters located at 100 Campus Drive, Florham Park, New Jersey 07932, on June 23, 2020 at 10:00 A.M., local time, and at any adjournment or adjournments thereof. We are a Delaware corporation.

We intend to hold the Annual Meeting in person. However, we are sensitive to the public health and travel concerns our stockholders may have and recommendations that public health officials may issue due to the evolving COVID-19 coronavirus situation. As a result, we may impose additional procedures or limitations on meeting attendees. The Company requests that individuals (1) who have been in contact with someone diagnosed with COVID-19 within two weeks prior to the Annual Meeting, or (2) who are experiencing a fever, cough, difficulty breathing, or cold- or flu-like symptoms, refrain from attending the meeting in person. Stockholders who attend or attempt to attend the Annual Meeting will be deemed to have understood, accepted, and assumed all physical, physiological, and psychological risks associated with attending any public or private event during the COVID-19 pandemic. The Company shall not be held liable for harm to any attendee, including a stockholder or guest, due to any of the foregoing. Consistent with the guidelines set forth by the United States Center for Disease Control and Prevention as then in effect, we may require all attendees, including all stockholders, to practice social distancing at the Annual Meeting.

We have fixed the close of business on April 26, 2021 as the record date for the Annual Meeting. Only stockholders of record at the close of business on April 26, 2021 will be entitled to receive notice of, and to vote at, the Annual Meeting. As of April 26, 2021, there were outstanding and entitled to vote 52,726,278 shares of our common stock, $0.00001 par value per share. Our by-laws require that a majority of the shares of stock entitled to be voted to be present in person or represented by proxy at a meeting to constitute a quorum. Each proposal to be voted on at the Annual Meeting shall require the following vote to pass:

Proposals Requiring Your Vote		Board Recommendation	Votes Required for Approval	Broker Votes(1)	Abstentions
PROPOSAL 1	Election of directors	FOR each nominee	Plurality of votes cast	Discretionary voting not allowed	Not applicable
PROPOSAL 2	Approval of our 2021 Plan	FOR	Majority of votes cast	Discretionary voting not allowed	Do not count
PROPOSAL 3	Non-binding advisory vote to approve named executive officer compensation	FOR	Majority of votes cast	Discretionary voting not allowed	Do not count
PROPOSAL 4	Non-binding advisory vote on the frequency of future stockholder advisory votes on executive compensation	THREE	The frequency receiving the most votes	Discretionary voting not allowed	Do not count
PROPOSAL 5	Ratification of independent registered public accounting firm	FOR	Majority of votes cast	Discretionary voting allowed	Do not count

(1)	Under New York Stock Exchange rules, if your shares are held through a broker, bank or other nominee and you do not provide voting instructions, that holder has discretion to vote on your behalf on routine matters, but does not have discretion to vote on your behalf on non-routine matters. Only Proposal 5 is considered to be a routine matter.

THE ENCLOSED PROXY, IF EXECUTED AND RETURNED, WILL BE VOTED AS DIRECTED ON THE PROXY OR, IN THE ABSENCE OF SUCH DIRECTION, FOR THE NOMINEES FOR DIRECTOR (PROPOSAL 1), FOR THE 2021 PLAN (PROPOSAL 2), FOR THE EXECUTIVE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS (PROPOSAL 3), THREE YEARS as the preferred frequency with which we hold advisory stockholder votes to approve the compensation paid to our NAMED EXECUTED OFFICERS (PROPOSAL 4) AND FOR THE RATIFICATION OF THE APPOINTMENT OF OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (PROPOSAL 5). IF ANY OTHER MATTERS PROPERLY COME BEFORE THE MEETING, THE SHARES REPRESENTED BY THE PROXY WILL BE VOTED BY THE HOLDERS OF THE PROXIES IN ACCORDANCE WITH THEIR BEST JUDGMENT. THE PROXY MAY BE REVOKED AT ANY TIME PRIOR TO EXERCISE BY FILING WITH OUR SECRETARY A WRITTEN REVOCATION, BY EXECUTING A PROXY WITH A LATER DATE, OR BY ATTENDING AND VOTING AT THE ANNUAL MEETING.

Our Board of Directors knows of no other business to come before the Annual Meeting. However, if any other business should properly be presented at the meeting, the proxies will be voted in accordance with the judgment of the person or persons holding the proxies.

Our Annual Report on Form 10-K for the fiscal year ended December 31, 2020, including financial statements audited by Baker Tilly US, LLP, our independent registered public accounting firm, is being sent to each of our stockholders simultaneously with this proxy statement. The notice of annual meeting, this proxy statement, and our 2020 Annual Report on Form 10-K are also available on the Internet at www.cellectar.com. This web site does not use “cookies” to track or identify visitors on the web site. Directions to the Annual Meeting are available on the Internet at www.cellectar.com.

In addition to this mailing, our employees may solicit proxies personally, electronically or by telephone, press release, facsimile, telegraph, the Internet or advertisements. We will pay all of the costs of this proxy solicitation. We will also reimburse brokers, banks, nominees and other fiduciaries for their expenses in sending these materials to you and getting your voting instructions. The Company has engaged The Proxy Advisory Group, LLC, to assist in the solicitation of proxies and provide related advice and informational support, for a services fee and the reimbursement of customary disbursements, which are not expected to exceed $15,000.

MATTERS TO BE CONSIDERED AT ANNUAL MEETING

PROPOSAL 1

ELECTION OF DIRECTORS

Our Board of Directors currently consists of six directors divided into three classes: Class I, Class II and Class III. The term of one class of directors expires each year at the annual meeting of stockholders (or any special meeting in lieu thereof). Each director also continues to serve as a director until his or her successor is duly elected and qualified. This year, the term of the Class I directors, John Neis and Stephen A. Hill, is expiring Dr. Hill will serve until the Annual Meeting but will not stand for reelection at the Annual Meeting.

Our Board of Directors has nominated Mr. Neis and Dr. Asher Chanan-Kahn to serve as Class I directors for a three-year term, until the 2024 Annual Meeting of Stockholders, or until their respective successor has been duly elected and qualified.

If a nominee at the time of the election is unable or unwilling to serve or is otherwise unavailable for election and our Board of Directors designates another nominee, the persons named as proxies will vote the proxy for such substitute, if any. Our nominees have consented to being named in this proxy statement and have agreed to serve if reelected, and our Board of Directors has no reason to believe that the nominees will be unable to serve.

Required Vote and Recommendation

The Class I directors must be elected by a plurality of the votes properly cast at the Annual Meeting. Votes may be cast FOR or WITHHELD from the nominees and the two nominees receiving the highest number of FOR votes will be elected as Class I directors. Votes that are WITHHELD from a nominee will not be counted and will have no effect.

Our Board of Directors recommends that you vote FOR the election of Mr. Neis and Dr. Chanan-Kahn.

PROPOSAL 2

APPROVAL OF OUR 2021 PLAN

Our Board of Directors has adopted and is seeking stockholder approval of our 2021 Plan reserving 6,000,000 shares for issuance under such plan and the material terms thereof. There are currently 467,185 shares available for future grants or awards under the Amended and Restated 2015 Stock Incentive Plan (the “2015 Plan”) as of April 26, 2021, and 1,191,714 shares are subject to outstanding awards. While some additional shares may become available as a result of forfeitures, this number is not expected to be significant.

Our Board recommends approval of the 2021 Plan in order to enable us to continue to provide equity compensation to attract, retain and motivate current and prospective directors, officers, employees and consultants. Our Board believes that stock options and other forms of equity compensation promote growth and provide a meaningful incentive to employees of successful companies.

As a late-stage clinical phase biopharmaceutical business, the Company relies heavily upon stock incentive compensation to attract and retain key employees, and has limited financial resources to utilize cash compensation as an alternative means to attract and retain such key employees. As of April 26, 2021, there were 52,726,278 shares of our common stock outstanding.

Burn Rate

Our board considered a number of factors in determining the number of shares of common stock to be included in the 2021 Plan for approval, including:

•	the number of historic participants;
•	the historic burn rate associated with Cellectar equity compensation
•	the potential dilutive impact of the issuance of shares under the 2021 Plan on the shareholders; and
•	projections regarding future share usage.

Burn rate measures our usage of shares for our stock plans as a percentage of our outstanding stock. For 2020, 2019, and 2018, our burn rate was 2.90%, 4.93% and 5.82%, respectively. The rates were calculated by dividing the number of shares subject to awards granted during the fiscal year, net of forfeitures and cancellations, by the weighted average number of shares outstanding during the fiscal year. We have been advised by independent consultants that our average annual burn rate of 4.55% over this three-year period is considered reasonable by most institutional stockholders for a clinical phase biopharmaceutical company in an emerging growth phase.

Our Board of Directors believes that the historic and proposed levels of dilution and burn rates are reasonable and in line with those of peer companies.

The following is a summary of the material terms of our 2021 Plan. The summary is qualified in its entirety by reference to the complete text of the 2021 Plan. Stockholders are urged to read the actual text of the 2021 Plan, which is set forth as Appendix A to this proxy statement.

Summary of Our 2021 Plan

The 2021 Plan terminates on the tenth anniversary of its effective date on March 4, 2021, unless it is earlier terminated by our Board.

The 2021 Plan authorizes:

•	the grant of options to purchase common stock intended to qualify as incentive stock options (“incentive options”);
•	the grant of stock options not intended to qualify as incentive stock options (“non-statutory options”);
•	the grant of restricted and unrestricted shares of common stock;
•	rights to receive shares of common stock, cash payments or a combination of shares and cash based on, or measured by, appreciation in the market price of common stock (“stock appreciation rights”); and

•	awards entitling the recipient to acquire shares of common stock upon attainment of specified performance goals (“performance shares”).

The 2021 Plan is administered by the Compensation Committee of our Board consisting of “non-employee directors” for purposes of Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Compensation Committee selects the individuals to whom awards are granted and determines the terms of each award, subject to the provisions of the 2021 Plan. The Compensation Committee has the power and authority to grant and modify awards consistent with the terms of the plan, including the power and authority to accelerate the exercisability of all or any portion of an award. Participants do not have a right to receive dividend payments or dividend equivalent payments with respect to shares of common stock subject to any outstanding awards.

Awards other than incentive options may be granted under the 2021 Plan to officers, directors, employees, consultants and other individuals who render services to us. Incentive options may be granted under the 2021 Plan to our officers and other employees. As of April 26, 2021, five non-employee directors, four executive officers and nine non-officer employees were eligible to participate in the 2021 Plan.

Incentive Options and Non-Statutory Options. The exercise price of all options granted under the 2021 Plan must be at least equal to the fair market value of the common stock on the date of grant (110% in the case of an incentive option granted to an optionee who owns stock possessing more than 10% of the voting power of our outstanding capital stock). The Compensation Committee determines when options become vested and exercisable.

Incentive options may not extend for more than ten years from the date of grant (five years in the case of an optionee who owns stock possessing more than 10% of the voting power of our outstanding capital stock). The aggregate fair market value (determined at the time of grant) of shares issuable pursuant to incentive options, which first become exercisable by an employee or officer in any calendar year, may not exceed $100,000.

Options are non-transferable except by will or by the laws of descent or distribution and are exercisable, during the optionee’s lifetime, only by the optionee. The Compensation Committee in its discretion may determine the conditions with respect to any transfer or termination of any non-statutory options granted under the 2021 Plan. Stock options generally may not be exercised:

•	after the end of the term of the option;
•	immediately, following termination by us with cause;
•	after 90 days following retirement or termination by us without cause;
•	after 30 days following voluntary termination by the optionee;
•	after 90 days following the permanent disability of the optionee; and
•	after 180 days following the death of the optionee.

Payment of the exercise price may be made:

•	with cash, certified or bank check or other instrument acceptable by the Compensation Committee;
•	if provided for in the option agreement, with shares of common stock that are not subject to restrictions having a fair market value equal to the option price for such shares;
•	if provided for in the option agreement, an exercise notice with irrevocable instructions to a broker to promptly deliver cash or a check payable to us to pay the purchase price; or
•	if provided for in the option agreement, reduction of the number of shares of common stock otherwise issuable to the optionee upon the exercise of the stock option by a number of shares of common stock having a fair market value equal to the aggregate exercise price.

Restricted and Unrestricted Stock Awards. Restricted stock awards entitle the recipient to acquire shares of common stock, subject to our right to repurchase all or some of the shares. The Compensation Committee determines the restrictions and conditions, including continued employment and/or achievement of pre-established performance goals and objectives. Unrestricted stock awards do not have any restrictions.

Stock Appreciation Rights. Stock appreciation rights entitle the holder to receive the appreciation of the fair market value of a specified number of shares over the exercise price. In the applicable award agreement, the Compensation Committee may determine whether it can be exercised for stock, cash or a combination of both.

Restricted Stock Units. Restricted stock unit awards entitle the holder to acquire shares of common stock (or equivalent cash, at the Compensation Committee’s discretion) upon the attainment of the vesting conditions. The Compensation Committee determines the restrictions and conditions applicable to any restricted stock units.

Performance Share Awards. Performance share awards entitle the holder to acquire shares of common stock upon the attainment of specified performance goals. The Compensation Committee determines the performance goals, the periods during which the performance is measured and all other limitations and conditions.

Amendment of 2021 Plan. Our Board may modify, revise or terminate the 2021 Plan at any time and from time to time, except that the class of persons eligible to receive options and the aggregate number of shares issuable pursuant to the 2021 Plan may not be changed or increased (other than pursuant to certain changes in our capital structure) without the consent of our stockholders. The Compensation Committee may amend or cancel outstanding awards for changes in the law or other lawful purpose. Such changes may not adversely affect the rights under outstanding awards without the consent of the holder.

New Plan Benefits

The following table sets forth with respect to each individual and group listed below the number of shares of common stock underlying non-statutory stock options issuable pursuant to awards granted under the 2021 Plan contingent on stockholder approval as of April 26, 2020. On March 4, 2021, we granted 2,810,000 contingent non-statutory stock option awards at an exercise price of $1.74 per share to our current employees. Each of these grants is contingent on stockholder approval of the 2021 Plan. In addition, we also expect to make additional awards to employees and non-executive directors in the future that are not determinable and not reflected in the table below.

Name and Position	Common Stock Underlying Contingent Options Granted
James V. Caruso, President and Chief Executive Officer	1,600,000
Jarrod Longcor, Chief Business Officer	450,000
Dov Elefant, Chief Financial Officer	430,000
John E. Friend, Chief Medical Officer	330,000
All current executive officers, as a group (4 persons)	2,810,000

Federal Income Tax Information with Respect to the 2021 Plan

The following summarizes certain U.S. federal income tax considerations generally applicable to awards granted under the 2021 Plan. This summary does not purport to be complete and is based on current provisions of the U.S. federal tax laws and regulations, all of which are subject to change (possibly with retroactive effect) and does not address any tax consequences arising under the laws of any state, local or foreign jurisdiction.

Non-Statutory Options. The grantee of a non-statutory option recognizes no income for federal income tax purposes on the grant thereof. On the exercise of a non-statutory option, the excess of the fair market value of the underlying shares of common stock on the exercise date over the option exercise price is treated as compensation to the holder of the option taxable as ordinary income in the year of exercise, and such fair market value becomes the basis for the underlying shares which will be used in computing any capital gain or loss upon disposition of such shares (which will be long-term capital gain if the shares are held for more than one year). Subject to certain limitations, we may deduct for the year of exercise an amount equal to the amount recognized by the option holder as ordinary income upon exercise of a non-statutory option.

Incentive Options. The grantee of an incentive option recognizes no income for federal income tax purposes on the grant thereof. There is no tax upon exercise of an incentive option, but the excess of the fair market value of the underlying shares over the option exercise price at the time of exercise will constitute an item of tax preference for purposes of the alternative minimum tax. If no disposition of shares acquired upon exercise of the option is made by the option holder within two years from the date of the grant of the option or within one year after exercise of the incentive option, any gain realized by the option holder on the subsequent sale of such shares is treated as a long-term capital gain for federal income tax purposes. If the shares are sold prior to the expiration of such periods, the difference between the lesser of the value of the shares at the date of exercise or at the date of sale and the exercise price of the incentive option is treated as compensation to the employee taxable as ordinary income and the excess gain, if any, is treated as capital gain (which will be long-term capital gain if the shares are held for more than one year).

In connection with the sale of the shares covered by incentive options, we are allowed a deduction for federal tax purposes only to the extent, and at the time, the option holder receives ordinary income (for example, by reason of the sale of shares by the holder of an incentive option within two years of the date of the option grant or one year after the exercise of the option), subject to certain limitations on the deductibility of compensation paid to executives.

Restricted Stock Awards. The grantee of a restricted stock award recognizes no income for federal income tax purposes upon the receipt of common stock pursuant to that award, unless, as described below, the grantee otherwise elects. Instead, the grantee will recognize ordinary income in an amount equal to the fair market value of the common stock on the date that it is no longer subject to a substantial risk of forfeiture less the amount, if any, the grantee paid for such stock. Such fair market value becomes the basis for the underlying shares and will be used in computing any capital gain or loss upon the disposition of such shares (which will be long-term capital gain if the grantee held the shares for more than one year after the date on which the shares are no longer subject to a substantial risk of forfeiture).

Alternatively, the grantee of a restricted stock award may elect, pursuant to Section 83(b) of the Internal Revenue Code of 1986 (the “Code”), within 30 days of the acquisition of common stock pursuant to the restricted stock award, to include in gross income as ordinary income for the year in which the common stock is received, the fair market value of the common stock on the date it is received less the amount, if any, the grantee paid for such stock. Such fair market value will become the basis for the shares and will be used in determining any capital gain or loss upon the disposition of such shares (which will be long-term capital gain if the disposition is more than one year after the date the shares are received). Grantees of restricted stock awards are advised to consult their own tax advisors with regard to elections pursuant to Section 83(b) of the Code.

Unrestricted Stock Awards. Upon receipt of common stock pursuant to an unrestricted stock award, the grantee will recognize as ordinary income the difference between the fair market value of the common stock less the amount, if any, the grantee paid for such stock. The grantee’s basis in such shares will be equal to the fair market value of the shares on the date of receipt, and this basis will be used in determining any capital gain or loss upon a subsequent disposition of the shares (which will be long-term capital gain if the disposition is more than one year after the date the shares are received).

Subject to certain limitations, we may deduct an amount equal to the amount recognized by the grantee of a restricted or unrestricted stock award as ordinary income for the year in which such income is recognized.

Stock Appreciation Rights. The grantee of a stock appreciation right recognizes no income for federal income tax purposes on the grant thereof. On the exercise of a stock appreciation right, the grantee will recognize as ordinary income the excess of the fair market value of the common stock on the date of exercise over the exercise price of the stock appreciation right, multiplied by the number of shares of common stock subject to the stock appreciation right. If the grantee of a stock appreciation right does not exercise such right, the grantee will recognize as ordinary income the excess of the fair market value of the common stock on the last day of the term of the stock appreciation right over the exercise price of the stock appreciation right, if any, multiplied by the number of shares of common stock subject to the stock appreciation right.

Subject to certain limitations, we may deduct an amount equal to the amount recognized by the grantee of a stock appreciation right as ordinary income for the year in which the stock appreciation right is exercised or lapses.

Restricted Stock Units. The grantee of a restricted stock unit recognizes no income for federal income tax purposes on the grant thereof. When the cash or shares (as applicable) are transferred (upon vesting of the award), the grantee will recognize as ordinary income the value of cash or shares transferred. If shares are received, the grantee’s basis in such shares will be equal to the fair market value of the shares upon receipt, and this basis will be used in determining any gain or loss upon a subsequent disposition of the shares (which will be long-term capital gain if the disposition is more than one year after the date the shares are received).

Subject to certain limitations, we may deduct an amount equal to the amount recognized by the grantee of a restricted stock unit as ordinary income for the year in which such income is recognized.

Performance Share Awards. The federal income tax laws applicable to performance share awards are the same as those applicable to restricted stock units, described above.

Required Vote and Recommendation

The affirmative vote of a majority of the votes properly cast on this proposal is required to approve the 2021 Plan. Abstentions and broker non-votes will not be counted as votes cast on this matter and, accordingly, will have no effect on the outcome of the vote. Shares available under the 2021 Plan will not be issued unless the 2021 Plan is approved by stockholders. If the 2021 Plan is not approved by stockholders, the 2015 Plan will remain in effect in its current form, with the remaining pool of shares, and we may not have sufficient shares available to meet our needs for the next year.

Our Board of Directors recommends that you vote FOR the approval of the increase in the number of shares of common stock available for issuance under our 2021 Plan.

PROPOSAL 3

ADVISORY VOTE ON EXECUTIVE COMPENSATION

Pursuant to Section 14A of the Exchange Act, we are submitting a proposal to our stockholders for a non-binding advisory vote to approve the compensation of our named executive officers (our “NEOs”) as disclosed in this proxy statement in accordance with the compensation disclosure rules of the Securities and Exchange Commission (the “SEC”). We refer to this non-binding advisory vote as the “say on pay” vote. Although this vote is not binding on us, we value the opinion of our stockholders and will carefully consider the outcome of the vote as we make future decisions on executive compensation. Section 14A of the Exchange Act requires the Company to hold an advisory vote on the frequency of the say-on-pay vote at least once every six years with the next opportunity occurring in connection with our annual meeting in 2027. In accordance with the preference expressed by our stockholders at the 2015 annual meeting, we hold an advisory vote on executive compensation every two years, subject to the stockholders selection of a different preference pursuant to Proposal 4 at the Annual Meeting.

We are asking you to indicate your support for the compensation of our NEOs as described in this proxy statement. The vote on this proposal is not intended to address any specific element of compensation, but rather relates to the overall compensation of our NEOs.

Accordingly, we ask our stockholders to vote in favor of the following resolution at the Annual Meeting:

“RESOLVED, that the stockholders of Cellectar Biosciences, Inc. approve, on a non-binding advisory basis, the compensation paid to its named executive officers, as disclosed in the Proxy Statement for the 2021 Annual Meeting of Stockholders.”

Required Vote and Recommendation

Approval of this proposal requires the affirmative vote of a majority of the votes properly cast at the Annual Meeting. Abstentions and broker non-votes will not be counted as votes cast on this matter and, accordingly, will have no effect on the outcome of the vote. While this vote is required by law, the result will not be binding on our Company, the Board or the Compensation Committee, will not overrule any decisions made by the Board or the Compensation Committee, and will not require the Board or the Compensation Committee to take any specific action. Nevertheless, the Board and the Compensation Committee value the opinions of our stockholders and will carefully consider the outcome of the vote when making future compensation decisions.

Our Board of Directors recommends that you vote FOR the approval of the compensation of our NEOs.

PROPOSAL NO. 4

NON-BINDING ADVISORY VOTE ON THE FREQUENCY OF FUTURE

VOTES ON EXECUTIVE COMPENSATION

Section 14A of the Exchange Act also requires that we provide stockholders with the opportunity to vote on a non-binding, advisory basis, for the preferred frequency of future votes on the compensation of our NEOs. We refer to this advisory vote as a “say on frequency” vote.

Stockholders may vote on whether they would prefer that we conduct future advisory votes on the compensation of our NEOs every one, two or three years. Stockholders may also abstain from voting on this proposal. This vote is advisory, which means that this vote on the preferred frequency with which we hold advisory votes on executive compensation is not binding on us, our Board of Directors or our Compensation Committee. Nonetheless, our Board of Directors and our Compensation Committee will give careful consideration to the choice that receives the most votes when considering the frequency of future advisory votes on executive compensation.

Our Board of Directors has determined that an advisory vote on executive compensation that occurs every three years is the most appropriate alternative for us and therefore we recommend that you vote for every three years as the appropriate frequency of future votes on executive compensation. Our Board believes that a vote on executive compensation every three years will provide our stockholders with sufficient time to evaluate the effectiveness of our overall compensation philosophy, policies and practices in the context of our long-term business results for the corresponding period, while at the same time avoiding placing undue emphasis on short term compensation and business results. We believe that an advisory vote on executive compensation which occurs every three years will also allow our stockholders the ability to observe and evaluate the impact of any changes to our compensation policies and practices which have occurred since the prior advisory vote on executive compensation.

Required Vote and Recommendation

The voting frequency option that receives the highest number of votes cast by stockholders at the Annual Meeting will be the frequency for the advisory vote to approve executive compensation that has been selected by stockholders. Stockholders are able to specify one of four choices on the proxy card or voting instructions regarding the frequency of stockholder advisory votes on executive compensation: every year, every two years or every three years, or stockholders may abstain from voting. While the result of this advisory vote on the frequency of stockholder advisory votes on executive compensation is non-binding, the Board and the Compensation Committee, which administers our executive compensation program, value the opinions that stockholders express in their votes and in other discussions.

Our Board of Directors recommends that you approve, on an advisory basis, THREE YEARS as the preferred frequency with which we hold advisory stockholder votes to approve the compensation paid to our NEOs.

PROPOSAL 5

RATIFICATION OF APPOINTMENT OF OUR

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Proposal 5 concerns the ratification of the appointment by our Audit Committee of Baker Tilly US, LLP LLP (formerly known as Baker Tilly Virchow Krause, LLP) to be our independent registered public accounting firm for the fiscal year ending December 31, 2021.

Under rules of the SEC and the Nasdaq Stock Market, the appointment of our independent registered public accounting firm is the direct responsibility of our Audit Committee. Although ratification by our stockholders of this appointment is not required by law, our Board of Directors believes that seeking stockholder ratification is a good practice, which provides stockholders an avenue to express their views on this important matter.

Our Audit Committee has appointed Baker Tilly US, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021. Our Board of Directors recommends that stockholders vote to ratify the appointment. If our stockholders do not ratify the appointment of Baker Tilly US, LLP, the Audit Committee may reconsider its decision. In any case, the Audit Committee may, in its discretion, appoint a new independent registered public accounting firm at any time during the year if it believes that such change would be in our best interest and the best interest of our stockholders. We expect that representatives of Baker Tilly US, LLP will not attend the Annual Meeting, but will be available by telephone. They will have an opportunity to make a statement if they wish and will be available to respond to appropriate questions from stockholders.

Required Vote and Recommendation

The ratification of the selection of Baker Tilly US, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021 requires the affirmative vote of a majority of the votes properly cast on this proposal. Abstentions will not be counted as votes cast on this matter and, accordingly, will have no effect on the outcome of the vote. If the selection of the independent registered public accounting firm is not ratified, the Audit Committee will reconsider its selection. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time if the Audit Committee believes that such a change would be in the best interest of the Company and our stockholders.

Our Board of Directors recommends that you vote FOR ratification of the appointment by our Audit Committee of Baker Tilly US, LLP as our independent registered public accounting firm for the year ending December 31, 2021.

OFFICERS AND DIRECTORS

Our executive officers and directors as of the date hereof are as follows:

Name	Age	Position
James V. Caruso	62	President, Chief Executive Officer and Director
Dov Elefant	53	Vice President and Chief Financial Officer
Jarrod Longcor	48	Chief Business Officer
John E. Friend II, M.D.	51	Vice President and Chief Medical Officer
Douglas J. Swirsky(1)(2)	51	Chairman of the Board and Director
Asher Chanan-Khan, M.B.B.S., M.D.	52	Director
Stephen A. Hill, B.M. B.Ch., M.A., F.R.C.S. (1)(2)	62	Director
John Neis (1)(3)	65	Director
Stefan D. Loren, Ph.D.(2)(3)	57	Director
Frederick W. Driscoll(3)	70	Director

(1)	Member of the Compensation Committee.
(2)	Member of the Nominating and Corporate Governance Committee.
(3)	Member of the Audit Committee.

The following biographical descriptions set forth certain information with respect to the nominees for election as Class I directors, the incumbent, continuing directors who are not up for election at this Annual Meeting and our current executive officers who are not directors. This information has been furnished by the respective individuals.

Class I Directors – Term Expiring 2021 and Nominees

John Neis.  Mr. Neis been a member of the Board of Directors since 2008. Mr. Neis is a Managing Director of Venture Investors LLC, where he leads the firm and heads the firm’s Health Care practice. He also serves on the Board of Directors of privately held Prevacept Infection Control, Inc., Delphinus Medical Technologies, Inc., TAI Diagnostics, Inc. and Health Scholars, Inc. He serves on the Board of Directors of the Wisconsin Technology Council, the science and technology advisor to Wisconsin’s Governor and Legislature, and the Wisconsin Venture Capital Association. He serves on the Board of Trustees at the Morgridge Institute for Research. He also serves on the Weinert Applied Ventures Program Advisory Board in the School of Business and chairs the Tandem Press Advisory Board in the School of Education at the University of Wisconsin – Madison. He holds a B.S. in finance from the University of Utah, and received a M.S. in Marketing and Finance from the University of Wisconsin – Madison. He is a Chartered Financial Analyst. Mr. Neis’ extensive experience leading emerging companies and his financial experience makes him a highly qualified member of our Board of Directors as well as member of the Audit and Compensation Committees.

Asher Chanan-Khan. Dr. Chanan-Khan has been nominated by our Board of Directors to serve as a Class I director. Dr. Chanan-Khan currently serves as Professor of Medicine & Oncology at the Mayo Clinic School of Medicine, a position he has held since 2011. He served as Chair, Department of Hematology & Oncology at the Mayo Clinic, Florida from October 2011 until January 2018. Prior to joining Mayo Clinic, Dr. Chanan-Khan spent over a decade as an attending physician at the Roswell Park Comprehensive Cancer Center. He was a tenured member of the Faculty of Medicine at the State University of New York (SUNY) Buffalo. Dr. Chanan-Khan received his Bachelor of Medicine and Bachelor of Surgery from the Allama Iqbal Medical College of Punjab University in Lahore Pakistan. He then completed an internship and residency in Internal Medicine from the College of Physicians & Surgeons at Columbia University in New York followed by fellowships in Hematology and Medical Oncology from New York University. In addition, he also completed a fellowship in translational research from Dr. Takeshita’s laboratory at NYU. Dr. Chanan-Khan’s extensive experience in oncology and hematology would make him a highly qualified member of our Board of Directors.

Stephen A. Hill.  Dr. Hill has been a member of the Board of Directors since 2007 and served as its Chairman from 2007 until 2015. Dr. Hill was appointed Chief Executive Officer of Faraday Pharmaceuticals, Inc. in September 2015. Dr. Hill was the President and CEO of Targacept Inc. from December 2012 until the company merged with Catalyst Biosciences, Inc. in August 2015. Dr. Hill was the President and CEO of 21CB, a nonprofit initiative of UPMC designed to provide the United States government with a domestic solution for its biodefense and infectious disease biologics portfolio, from March 2011 until December 2011. Dr. Hill served as the President and Chief Executive Officer of Solvay Pharmaceuticals, Inc. from April 2008 until its acquisition by Abbott Laboratories in 2010. Prior to joining Solvay, Dr. Hill had served as ArQule’s President and Chief Executive Officer since April 1999. Prior to his tenure at ArQule, Dr. Hill was the Head of Global Drug Development at F. Hoffmann-La Roche Ltd. from 1997 to 1999. Dr. Hill joined Roche in 1989 as Medical Adviser to Roche Products in the United Kingdom. He held several senior positions at Roche, including Medical Director where he was responsible for clinical trials of compounds across a broad range of therapeutic areas, including CNS, HIV, cardiovascular, metabolic and oncology products. Subsequently, he served as Head of International Drug Regulatory Affairs at Roche headquarters in Basel, Switzerland, where he led the regulatory submissions for seven major new chemical entities. Dr. Hill also was a member of Roche’s Portfolio Management, Research, Development and Pharmaceutical Division Executive Boards. Prior to Roche, Dr. Hill served seven years with the National Health Service in the United Kingdom in General and Orthopedic Surgery. Dr. Hill has served on the Board of Directors of Lipocine, Inc. since January 2014. Dr. Hill is a Fellow of the Royal College of Surgeons of England and holds his scientific and medical degrees from St. Catherine’s College at Oxford University. Dr. Hill chairs the Compensation Committee.

Class II Directors – Term Expiring 2022

James V. Caruso. Mr. Caruso was appointed our President and Chief Executive Officer and a director in June 2015. He came to Cellectar from Hip Innovation Technology, a medical device company where he was a founder and served as Executive Vice President and Chief Operating Officer from August 2010 to June 2015, and he currently serves on their board. Prior to his time at Hip Innovation Technology, he was Executive Vice President and Chief Commercial Officer of Allos Therapeutics, Inc., an oncology company acquired by Spectrum Pharmaceuticals, from June 2006 to August 2010. He was also Senior Vice President, Sales and Marketing, from June 2002 to May 2005, at Bone Care International, Inc., a specialty pharmaceutical company that was acquired by Genzyme Corporation. In addition, Mr. Caruso has held key positions at several well-known pharmaceutical companies, including Novartis, where he was Vice President of Neuroscience Specialty Sales, BASF Pharmaceuticals-Knoll, where he was Vice President, Sales, and Bristol-Myers Squibb Company in several senior roles. Mr. Caruso earned a Bachelor of Science degree in Finance from the University of Nevada. Mr. Caruso’s extensive experience in the biotechnology industry and his recent experience as our Chief Executive Officer make him a highly qualified member of our Board of Directors.

Frederick W. Driscoll. Mr. Driscoll was appointed as a director of Cellectar in April 2017. Mr. Driscoll served as Chief Financial Officer at Flexion Therapeutics from 2013 to 2017, spearheading an initial public offering in 2014. Prior to joining Flexion, he was Chief Financial Officer at Novavax, Inc., a publicly traded biopharmaceutical company, from 2009 to 2013. From 2008 to 2009, Mr. Driscoll served as Chief Executive Officer of Genelabs Technologies, Inc., a publicly traded biopharmaceutical and diagnostics company later acquired by GlaxoSmithKline. He previously served as Genelabs’ Chief Financial Officer from 2007 to 2008. From 2000 to 2006, Mr. Driscoll served as Chief Executive Officer at OXiGENE, Inc., a biopharmaceutical company. Mr. Driscoll has also served as Chairman of the Board and Audit Committee Chair at OXiGENE and as a member of the Audit Committee for Cynapsus, which was sold to Sunovion Pharmaceuticals in 2016. Mr. Driscoll earned a Bachelor’s degree in accounting and finance from Bentley University. Mr. Driscoll is a member of the board of directors of Cue Biopharma and MEI Pharma. Mr. Driscoll chairs the Audit Committee. Mr. Driscoll’s significant corporate management and board experience at multiple biotechnology companies as well as his strong financial background make him a highly qualified member of our Board of Directors.

Class III Directors – Term Expiring in 2023

Stefan D. Loren, Ph.D. Dr. Loren began serving as director of Cellectar in June 2015. Dr. Loren is currently a managing director with Oppenheimer and Company’s healthcare investment banking group. Prior, he was the founder and managing member of Loren Capital Strategy (LCS), a strategic consulting and investment firm focused on life science companies since February 2014. Prior to LCS, he headed the life science practice of Westwicke Partners, a healthcare-focused consulting firm from July 2008 to February 2014. Prior to joining Westwicke, he worked as an Analyst/Portfolio Manager with Perceptive Advisors, a health care hedge fund, and MTB Investment Advisors, a long-term oriented family of equity funds. His focus areas included biotechnology, specialty pharmaceuticals, life science tools, and health care service companies. Prior to moving to the buy side, Dr. Loren was Managing Director, Health Care Specialist/Desk Analyst for Legg Mason where he discovered, evaluated, and communicated investment opportunities in the health care area to select clients. In addition, he assisted both advising management teams on strategic options. He started his Wall Street career as a sell side analyst at Legg Mason covering biotechnology, specialty pharmaceuticals, life science tools, pharmaceuticals, and chemistry outsourcing companies. In his research career, Dr. Loren was an early member of Abbott Laboratories Advanced Technologies Division, analyzing and integrating new technological advances in Abbott’s pharmaceutical research. Before industry, he was a researcher at The Scripps Research Institute, working with Nobel Laureate K. Barry Sharpless on novel synthetic routes to chiral drugs. Dr. Loren received a doctorate in Organic Chemistry from the University of California at Berkeley and an undergraduate degree in Chemistry from UCSD. His scientific work has been featured in Scientific American, Time, Newsweek, and Discover, as well as other periodicals and journals. Dr. Loren is Chair of the Nominating and Corporate Governance Committee and member of the Audit Committee. Dr. Loren’s extensive experience in the biotechnology and financial industries make him a highly qualified member of our Board of Directors.

Douglas J. Swirsky. Mr. Swirsky was appointed as a director of Cellectar in April 2017 and Chairman of our Board in August 2017. Since February 2021, Mr. Swirsky has served as Chief Financial Officer and Treasurer of AavantiBio. Prior to AavantiBio, Mr. Swirsky served as President, Chief Executive Officer and a director of Rexahn Pharmaceuticals from November 2018 to November 2020; having previously served as Rexahn’s President and Chief Financial Officer from January 2018 until his appointment as CEO. Prior to Rexahn, Mr. Swirsky served as President and Chief Executive Officer of GenVec, Inc., a clinical-stage biopharmaceutical company, from 2014 to June 2017. From 2006 through 2014, Mr. Swirsky served as Senior Vice President, Chief Financial Officer, Treasurer and Corporate Secretary of GenVec. Mr. Swirsky previously held investment banking positions at UBS, PaineWebber, Morgan Stanley, and Legg Mason. His experience also includes positions in public accounting and consulting. Mr. Swirsky received his undergraduate degree in business administration from Boston University and his M.B.A. from the Kellogg School of Management at Northwestern University. Mr. Swirsky is a Certified Public Accountant and a CFA® charterholder. Mr. Swirsky currently serves on the board of directors of NeuroBo Pharmaceuticals, Inc. Within the past five years, Mr. Swirsky has also served on the board of Fibrocell Science, Inc., Pernix Therapeutics Holdings, Inc. and GenVec, Inc.. Mr. Swirsky is a member of the Compensation Committee and the Nominating and Corporate Governance Committee. Mr. Swirsky’s distinguished career in financial services and corporate management, including his investment banking experience and his experience serving as a principal executive officer and principal financial officer, make him a highly qualified member of our Board of Directors. Mr. Swirsky is National Association of Corporate Directors (NACD) Directorship Certified™. The NACD Directorship Certification® program equips directors with the foundation of knowledge sought by boards to effectively contribute in the boardroom. NACD Directorship Certified directors establish themselves as committed to continuing education on emerging issues and helping to elevate the profession of directorship.

Executive Officers Who Are Not Directors

Jarrod Longcor. Mr. Longcor was appointed Chief Business Officer of Cellectar in September 2017. He previously served as Senior Vice President of Corporate Development and Operations since July 2016. Mr. Longcor brings years of pharmaceutical and biotech experience to Cellectar and was previously the Chief Business Officer for Avillion LLP. In this role, he was responsible for executing the company’s unique co-development partnership strategy. Prior to Avillion, Mr. Longcor was the Vice President of Corporate Development for Rib-X Pharmaceuticals, Inc. (now Melinta Therapeutics) where he was responsible for identifying and concluding several critical collaborations for the company, including a major discovery collaboration with Sanofi Aventis valued over $700M. Prior to Rib-X, Mr. Longcor held key positions in several small to midsized biotech companies where he was responsible for business development, strategic planning and operations. Jarrod holds a B.S. from Dickinson College, a M.S. from Boston University School of Medicine and an M.B.A. from Saint Joseph’s University’s Haub School of Business.

Dov Elefant. Mr. Elefant was appointed our Vice President and Chief Financial Officer in September 2019. Mr. Elefant has more than 20 years of industry experience at both public and private biopharmaceutical companies. Most recently, he served as Chief Financial Officer of Akari Therapeutics PLC, a publicly-traded biopharmaceutical company specializing in treatments for autoimmune and inflammatory diseases, from September 2015 to August 2019. Prior to his service at Akari Therapeutics, PLC, Mr. Elefant served as Chief Financial Officer of Celsus Therapeutics, Inc., a publicly-traded biopharmaceutical company, from January 2012 to September 2015. Mr. Elefant holds a B.S. in accounting from Yeshiva University.

John E. Friend II, M.D. Dr. Friend was appointed Chief Medical Officer of Cellectar in July 2020. Dr. Friend has more than 17 years of global drug development and medical affairs expertise in hematology/oncology as well as a variety of other therapeutic indications. Most recently, he was Chief Medical Officer of DRGT and prior to his earlier tenure at Cellectar, he served as Senior Vice President of Research and Development at Helsinn Therapeutics (U.S.), Inc. leading its research and development, clinical, medical affairs and regulatory affairs divisions. Prior to his time at Helsinn, he held executive responsibility for clinical research, medical affairs, pharmacovigilance and risk management at various pharmaceutical companies including Akros Pharma, Actavis, Alpharma, Hospira and Abbott. He completed his post-graduate residency program in family medicine and subsequently served as Clinical Director and Faculty Attending Physician at Cabarrus Family Medicine Residency Program in North Carolina. He earned his medical degree from UMDNJ-Robert Wood Johnson Medical School (now Rutgers, RWJMS) and received his undergraduate degree in Chemistry from Southern Methodist University.

CORPORATE GOVERNANCE

Board Leadership Structure and Role in Risk Oversight

The Board does not have a formal policy on whether or not the roles of Chairman of the Board and Chief Executive Officer should be separate and believes that it should retain the flexibility to make this determination in the manner it believes will provide the most appropriate leadership for our Company from time to time. Currently, we split these positions with Douglas Swirsky serving as Chairman of the Board and James Caruso serving as Chief Executive Officer.

Management is responsible for the day-to-day management of the risks that we face, while our Board, as a whole and through its committees, has responsibility for the oversight of risk management. In its risk oversight role, the Board is responsible for satisfying itself that our risk management processes are adequate and functioning as designed. Our Board’s involvement in risk oversight includes receiving regular reports from members of management and evaluating areas of material risk, including operational, financial, legal, regulatory, strategic and reputational risks. As a smaller reporting company with a small Board of Directors, we believe it is appropriate to have the involvement and input of all of our directors in risk oversight matters.

In addition, the Board has delegated risk oversight to each of its committees within their areas of responsibility. Our Compensation Committee assists the Board in its risk oversight function by overseeing strategies related to our incentive compensation programs and key employee retention. Our Audit Committee assists the Board in its risk oversight function by reviewing our system of disclosure controls and procedures and our internal control over financial reporting. Our Nominating and Corporate Governance Committee assists the Board in its risk oversight function by managing risks associated with director candidate selection, governance and succession matters.

Director Independence

Our Board of Directors has determined that, with the exception of Mr. Caruso who is our employee, all of the members of our Board of Directors are “independent directors” under the applicable rules of the Nasdaq Stock Market. Our Board of Directors has also determined that each member of our Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee is an “independent director” under the rules of the Nasdaq Stock Market applicable to such committees.

Meetings of the Board of Directors

Board Meetings. Our Board of Directors held five meetings during the fiscal year ended December 31, 2020. Each of our directors attended all of the meetings held by the Board and the committees of the Board on which he served during the fiscal year ended December 31, 2020.

Meetings of Independent Directors. Our independent directors are expected, but not required, to meet without management present at least twice per year.

Audit Committee. Our Audit Committee is currently composed of Mr. Driscoll (Chairman), Dr. Loren and Mr. Neis. The Board has determined that Mr. Driscoll and Mr. Neis are each an “audit committee financial expert” within the meaning of the applicable SEC rules and regulations. The Audit Committee provides the opportunity for direct contact between our independent registered public accounting firm and members of the Board, and the independent registered public accounting firm reports directly to the Audit Committee. The Audit Committee assists the Board in overseeing the integrity of our financial statements, our compliance with legal and regulatory requirements, and our independent registered public accounting firm’s qualifications, independence and performance. The Audit Committee is directly responsible for appointing, compensating, evaluating and, when necessary, terminating our independent registered public accounting firm. The Audit Committee has established procedures for the treatment of complaints regarding accounting, internal accounting controls or auditing matters, including procedures for the confidential and anonymous submission by our employees of concerns regarding questionable accounting, internal accounting controls or auditing matters. Our Audit Committee met four times during the fiscal year ended December 31, 2020. Our Audit Committee Charter is available on our website at www.cellectar.com.

Compensation Committee. Our Compensation Committee is currently composed of Dr. Hill (Chairman), Mr. Neis, and Mr. Swirsky. The Compensation Committee’s responsibilities include providing recommendations to the Board regarding the compensation levels of directors; approving, or recommending for approval by the Board, the compensation levels of executive officers; providing recommendations to our Board regarding compensation programs; administering our incentive compensation plans and equity-based plans; authorizing grants under our 2015 Plan; and authorizing other equity compensation arrangements. Our Compensation Committee met once during the fiscal year ended December 31, 2020. Our Compensation Committee Charter is available on our website at www.cellectar.com.

Nominating and Corporate Governance Committee. Our Nominating and Corporate Governance Committee is currently composed of Dr. Loren (Chairman), Dr. Hill and Mr. Swirsky. The Nominating and Corporate Governance Committee’s responsibilities include, to the extent deemed necessary or appropriate by the committee: developing and recommending to the Board criteria for the selection of individuals to be considered as candidates for election to the Board; identifying individuals qualified to become members of the Board; making recommendations to the Board regarding its size and composition; approving director nominations to be presented for stockholder approval at the Company’s annual meeting; approving nominations to fill any vacancies on the Board; and developing and recommending corporate governance principles to the Board. Our Nominating and Corporate Governance Committee met once during the fiscal year ended December 31, 2020. Our Nominating and Corporate Governance Committee Charter is available on our website at www.cellectar.com.

Director Attendance at the Annual Meeting of Stockholders

We believe that there are benefits to having members of the Board attend our annual meetings of stockholders. From time to time, however, a member of the Board might have a compelling and legitimate reason for not attending. As a result, the Board has decided that director attendance at our annual general meetings of stockholders should be encouraged, but not required. All of our directors attended the 2020 annual meeting of stockholders.

Director Qualification Standards

The process followed by the Nominating and Corporate Governance Committee to identify and evaluate director candidates includes requests to the Board members and others for recommendations, meetings from time to time to evaluate biographical information and background materials relating to potential candidates, and interviews of selected candidates by members of the committee and other members of the Board. The committee may also solicit the opinions of third parties with whom the potential candidate has had a business relationship. Once the committee is satisfied that it has collected sufficient information on which to base a judgment, the committee votes on the candidate or candidates under consideration.

In evaluating the qualifications of any candidate for director, the Nominating and Corporate Governance Committee considers, among other factors, the candidate’s depth of business experience, reputation for personal integrity, understanding of financial matters, familiarity with the periodic financial reporting process, reputation, degree of independence from management, possible conflicts of interest and willingness and ability to serve. The Nominating and Corporate Governance Committee also considers the degree to which the candidate’s skills, experience and background complement or duplicate those of our existing directors and the long-term interests of our stockholders. In the case of incumbent directors whose terms are set to expire, the Nominating and Corporate Governance Committee also gives consideration to each director’s prior contributions to the Board. In selecting candidates to recommend for nomination as a director, the Nominating and Corporate Governance Committee abides by our company-wide non-discrimination policy.

The Nominating and Corporate Governance Committee will consider director candidates recommended by stockholders and use the same process to evaluate candidates regardless of whether the candidates were recommended by stockholders, directors, management or others. The Nominating and Corporate Governance Committee has not adopted any particular method that stockholders must follow to make a recommendation. We suggest that stockholders make recommendations by writing to the chairman of the Nominating and Corporate Governance Committee, in care of our offices, with sufficient information about the candidate, his or her work experience, his or her qualifications for director, and his or her references to enable the Nominating and Corporate Governance Committee to evaluate the candidacy properly. We also suggest that stockholders make their recommendations well in advance of the anticipated mailing date of our next proxy statement so as to provide the Nominating and Corporate Governance Committee an adequate opportunity to complete a thorough evaluation of the candidacy, including personal interviews.

Communications with the Board

At this time, the Board has not adopted any formal procedure for communications by stockholders. Stockholders and interested parties wishing to communicate with the Board or any director or group of directors should direct their communications to: Corporate Secretary, Cellectar Biosciences, Inc., 100 Campus Drive, Florham Park, New Jersey 07932. The Secretary will forward the stockholder or interested-party communication to the Board or to any individual director or directors to whom the communication is directed; provided, however, that if the communication is unduly hostile, profane, threatening, illegal or otherwise inappropriate, the Secretary has the authority to discard the communication and take any appropriate legal action.

Anti-Hedging  Policy

We maintain an insider trading policy that applies to our officers and directors that prohibits them from engaging in speculative transactions in our securities, such as short sales, puts, calls, straddles, hedging or monetization transactions, including but not limited to prepaid variable forwards, equity swaps, collars and exchange funds, or similar transactions. Since the adoption of our insider trading policy, the Audit Committee has not granted any such exemptions to the policy’s general prohibition on pledging.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

At the close of business on April 26, 2021, there were 52,726,278 shares of our common stock outstanding. The following table provides information regarding beneficial ownership of our common stock as of April 26, 2021:

•	each person known by us to be the beneficial owner of more than 5% of our common stock;
•	each of our directors;
•	each executive officer named in the summary compensation table; and
•	all of our current directors and executive officers as a group.

The address of each executive officer and director is c/o Cellectar Biosciences, Inc., 100 Campus Drive, Florham Park, New Jersey 07932, except as otherwise indicated. The persons named in this table have sole voting and investment power with respect to the shares listed, except as otherwise indicated. In these cases, the information with respect to voting and investment power has been provided to us by the security holder. The identification of natural persons having voting or investment power over securities held by a beneficial owner listed in the table below does not constitute an admission of beneficial ownership of any such natural person. Shares included in the “Right to Acquire” column consist of shares that may be purchased through the exercise of options or warrants that are exercisable within 60 days of April 26, 2021.

Name and Address of Beneficial Owner	Outstanding	Right to Acquire	Total	Percentage
Consonance Capital Management LP (1)	4,703,435	—	4,703,435	9.99%
Laurence W. Lytton (2)	4,744,003	—	4,744,003	9.99%
Sio Capital Management, LLC (3)	2,331,123	—	2,331,123	8.69%
James V. Caruso	86,231	268,489	354,720	*
Dov Elefant	11,755	35,507	47,262	*
Jarrod Longcor	102,148	138,961	241,109	*
John E. Friend II, M.D.	3,333	—	3,333	*
Frederick W. Driscoll	—	37,170	37,170	*
Stephen A. Hill	18,000	39,711	57,711	*
Stefan Loren, Ph.D.	—	39,520	39,520	*
John Neis (4)	62,609	72,978	135,587	*
Douglas Swirsky	—	56,922	56,922	*
All directors and officers as a group (9 persons)	284,076	689,258	973,334	1.82%

* Less than 1%

(1)	As reported in Schedule 13G filed with the SEC on February 17, 2021. Based on such 13G filing, Consonance Capital Management LP has sole voting power over 0 shares, shared voting power over 4,703,435 shares, sole dispositive power over 0 shares and shared dispositive power over 4,703,435 shares. Consonance Capital Opportunity Fund Management LP has sole voting power over 0 shares, shared voting power over 2,844,444 shares, sole dispositive power over 0 shares and shared dispositive power over 2,844,444 shares. Mitchell Blutt has sole voting power over 0 shares, shared voting power over 4,587,679 shares, sole dispositive power over 0 shares and shared dispositive power over 4,587,679 shares. Consonance Capman GP LLC has sole voting power over 0 shares, shared voting power over 4,587,679 shares, sole dispositive power over 0 shares and shared dispositive power over 4,587,679 shares. The address of Consonance Capital Management LP is 1370 Avenue of the Americas, Floor 33, New York, New York 10019.
(2)	As reported in Schedule 13G/A filed with the SEC on February 16, 2021. Based on such 13G/A filing, Laurence W. Lytton has sole voting power over 4,730,003 shares, shared voting power over 14,000 shares, sole dispositive power over 4,730,003 shares and shared dispositive power over 14,0000 shares. The principal business office address of Laurence W. Lytton is 467 Central Park West, New York, New York 10025.
(3)	As reported in Schedule 13G filed with the SEC on February 16, 2021. Based on such 13G filing, Sio Capital Management, LLC has sole voting power over 0 shares, shared voting power over 2,331,123 shares, sole dispositive power over 0 shares and shared dispositive power over 2,331,123 shares. The address of Sio Capital Management, LLC is 600 Third Avenue, 2nd Floor, New York, New York 10016.
(4)	Consists of shares of common stock held by Venture Investors Early Stage Fund IV Limited Partnership and Advantage Capital Wisconsin Partners I, Limited Partnership. VIESF IV GP LLC is the general partner of Venture Investors Early Stage Fund IV Limited Partnership and Venture Investors LLC is the submanager and special limited partner of Advantage Capital Wisconsin Partners I, Limited Partnership. The investment decisions of VIESF IV GP LLC and Venture Investors LLC are made collectively by five managers, including Mr. Neis. Each such manager and Mr. Neis disclaim such beneficial ownership except to the extent of his pecuniary interest therein. The address of Mr. Neis is c/o Venture Investors LLC, 505 South Rosa Road, #201, Madison, Wisconsin 53719. Shares in the “Right to Acquire” column consist of (i) 33,333 shares of common stock issuable upon the exercise of warrants held by Venture Investors Early Stage Fund IV Limited and Advantage Capital Wisconsin Partners I, Limited Partnership and (ii) common stock issuable upon options to purchase 39,645 shares of common stock issued to Mr. Neis in his capacity as director.

COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS

Executive Compensation

This section provides information, in tabular and narrative formats specified in applicable SEC rules, regarding the amounts of compensation paid to each of our NEOs and related information. As a smaller reporting company, the Company has presented such information in accordance with the scaled disclosure requirements permitted under applicable SEC regulations.

The following table sets forth certain information concerning all cash and non-cash compensation awarded to, earned by or paid to our each of NEOs for the years ended 2020 and 2019:

Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Bonus ($)(1)	Option Awards ($) (2)	Other Compensation ($) (3)	Total ($)
James V. Caruso	2020	475,000	332,500	208,740	—	1,016,240
President and Chief	2019	450,500	213,988	269,972	—	934,460
Executive Officer

Dov Elefant	2020	324,450	126,536	20,874	—	471,860
Vice President and Chief	2019	97,500	57,788	157,149	—	312,437
Financial Officer

Jarrod Longcor	2020	353,245	137,766	83,496	—	574,507
Chief Business Officer	2019	333,250	94,976	111,077	—	539,303

Igor Grachev, M.D., Ph.D. (4)	2020	192,622	—	151,960	239,494	584,076
Former Chief Medical	2019	—	—	—	—	—
Officer

(1)	Amounts in this column represent bonuses paid by the Compensation Committee based on its annual review of the performance of the executive officers against predetermined financial and strategic objectives. Executive officers are paid the same percentage upon the achievement of financial objectives and may be paid varied percentages upon the achievement of strategic objectives depending on the subject matter.
(2)	The reported amounts represent the aggregate grant date fair value computed in accordance with ASC 718. All assumptions made regarding the valuation of equity awards can be referenced in Note 7 to the financial statements included in our Annual Report on Form 10-K filed with the SEC on March 2, 2021.
(3)	The methodology used to compute the aggregate incremental cost of perquisites and other personal benefits for each individual NEO is based on the total cost to the Company, and such costs are required to be reported under SEC rules when the total costs are equal to or greater than $10,000 in the aggregate for a NEO.
(4)	Mr. Grachev served from January 6, 2020 until his resignation effective June 26, 2020. The amount included in “Other Compensation” for Mr. Grachev consists of severance payments he received in connection with his resignation from the Company pursuant to his employment agreement.

Employment Agreements

James V. Caruso. We entered into an employment agreement with Mr. Caruso as of June 15, 2015, as amended on April 15, 2019, pursuant to which Mr. Caruso serves as President and Chief Executive Officer of the Company. Under the agreement, the Company pays Mr. Caruso a base salary that is adjusted from time to time. Mr. Caruso is also eligible for an annual bonus, based on performance, with an initial target of up to 50% of his base salary at the discretion of the Compensation Committee. If Mr. Caruso is terminated other than for cause or by Mr. Caruso for good reason within 12 months after a change in control (i.e. double trigger), he is entitled to severance in an amount equal to (i) 18 months of base salary, (ii) his then applicable target bonus payable over 18 months (a total of 1.5x the annual target bonus payable at the time of termination) and (iii) 18 months of payment or reimbursement of health insurance, each payable in installments over 18 months following a termination of employment by the Company without cause or by Mr. Caruso for good reason, and contingent upon the execution of a release agreement in favor of the Company, he is entitled to severance in an amount equal to 12 months base salary plus payment or reimbursement of health insurance for 12 months.

Dov Elefant. We entered into an employment agreement with Mr. Elefant as of August 15, 2019, pursuant to which Mr. Elefant serves as Vice President and Chief Financial Officer of the Company. Under the agreement, the Company is paying Mr. Elefant a base salary that is adjusted from time to time. Mr. Elefant is eligible for an annual bonus, based on performance, with an initial target of up to 30% of his base salary. If Mr. Elefant is terminated other than for cause or by Mr. Elefant for good reason within 12 months after a change in control (i.e. double trigger), Mr. Elefant is entitled to severance in an amount equal to (i) 12 months of base salary, (ii) 12 months of annual bonus and (iii) 12 months of payment or reimbursement of health insurance, each payable in installments over 12 months. Following a termination by the Company without cause or by Mr. Elefant for good reason, and contingent upon the execution of a release agreement in favor of the Company, the agreement provides for a payment equal to 75% of Mr. Elefant’s annual base salary and payments for the cost of health insurance for nine months and outplacement services not to exceed $7,500.

Jarrod Longcor. We entered into an employment agreement with Mr. Longcor as of July 15, 2016, as amended on April 15, 2019 and November 10, 2019, pursuant to which Mr. Longcor serves as the Chief Business Officer of the Company. Under the agreement, the Company is paying Mr. Longcor a base salary that is adjusted from time to time. Mr. Longcor is eligible for an annual bonus, based on performance, with an initial target of up to 30% of his base salary. If Mr. Longcor’s employment is terminated other than for cause or by Mr. Longcor for good reason within 12 months after a change in control (i.e. double trigger), Mr. Longcor is entitled to severance in an amount equal to (i) 12 months of base salary and (ii) 12 months of payment or reimbursement of health insurance, each payable in installments over 12 months. Following a termination of employment by the Company without cause or by Mr. Longcor for good reason, and contingent upon the execution of a release agreement in favor of the Company, the agreement provides for a payment equal to 75% of Mr. Longcor’s annual base salary, a payment amount equal to the annual bonus Mr. Longcor would have received for the calendar year in which the termination occurred prorated for the number of days elapsed in such year, payments for the cost of health insurance for nine months and outplacement services not to exceed $7,500.

John E. Friend II, M.D. We entered into an employment agreement with Dr. Friend as of July 1, 2020, pursuant to which Dr. Friend serves as Vice President and Chief Medical Officer of the Company. Under the agreement, the Company is paying Dr. Friend a base salary that is adjusted from time to time. Dr. Friend is eligible for an annual bonus, based on performance, with an initial target of up to 30% of his base salary. If Dr. Friend is terminated other than for cause or by Dr. Friend for good reason within 12 months after a change in control (i.e. double trigger), Dr. Friend is entitled to severance in an amount equal to (i) 12 months of base salary, (ii) 12 months of annual bonus and (iii) 12 months of payment or reimbursement of health insurance, each payable in installments over 12 months. Following a termination of employment by the Company without cause or by Dr. Friend for good reason, and contingent upon the execution of a release agreement in favor of the Company, the agreement provides for a payment equal to 75% of Dr. Friend’s annual base salary and payments for the cost of health insurance for nine months and outplacement services not to exceed $7,500.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth certain information with respect to outstanding equity awards at December 31, 2020 with respect to our NEOs:

		Option Awards				Stock Awards
Name	Date of Award	Number of securities underlying unexercised options (# exercisable)	Number of securities underlying unexercised options (# unexercisable)	Option Exercise Price ($/share)	Option Expiration date	Number of Shares or Units of Stock that Have Not Vested (#)	Market Value of Shares or Units of Stock that Have Not Vested ($)
James V. Caruso	2/3/2020(7)	—	100,000	2.71	2/3/2030	—	—
	1/17/2019(1)	47,919	27,081	1.99	1/17/2029	—	—
	10/12/2018(2)	120,356	29,644	2.61	10/12/2028	—	—
	5/12/2016(4)	20,000	—	14.80	5/12/2026	—	—
	6/15/2015(5)	3,750	—	264.00	6/15/2025	—	—
Dov Elefant	2/3/2020(7)	—	10,000	2.71	2/3/2030	—	—
	9/10/2019(3)	30,000	60,000	2.32	9/10/2029	—	—
Jarrod Longcor	2/3/2020(7)	—	40,000	2.71	2/3/2030	—	—
	1/17/2019(1)	19,167	10,833	1.99	1/17/2029	—	—
	10/12/2018(6)	50,557	12,443	2.61	10/12/2028	—	—
	9/18/2017(4)	2,500	—	18.30	9/18/2027	—	—
	7/15/2016(4)	7,500	—	29.30	7/15/2026	—	—

(1)	These shares vest in increments of one-third at first anniversary from grant date and then vesting in 24 equal monthly installments over a 24-month period beginning on the first anniversary of the grant date.
(2)	This option grant was divided into a definitive grant of 70,950 shares, which vested on October 12, 2019, and a contingent grant of 79,050 shares, which vest in 24 equal monthly installments over a 24-month period beginning on the first anniversary of the grant date.
(3)	These shares vest annually in increments of one-third over three years from the date of grant.
(4)	These shares vest quarterly in increments of one-twelfth over three years from the date of grant. The exercise price equals the closing price on the date of grant.
(5)	These shares vest annually in increments of one-fourth over four years from the date of grant. The exercise price equals the closing price on the date of grant.
(6)	This option grant was divided into a definitive grant of 29,820 shares which vested on October 12, 2019, and a contingent grant of 33,180 shares, which vest in 24 equal monthly installments over a 24-month period beginning on the first anniversary of the grant date.
(7)	These shares vest annually in increments of one-third over three years from the date of grant. The exercise price equals the closing price on the date of grant.

Pursuant to the terms of the option award agreements, options granted pursuant to the 2015 Plan become fully vested upon a termination event within one year following a change in control, as defined therein. A termination event is defined as either termination of employment other than for cause or constructive termination resulting from a significant reduction in either the nature or scope of duties and responsibilities, a reduction in compensation or a required relocation.

Director Compensation

The following table sets forth certain information about the compensation of our non-employee directors who served during the year ended December 31, 2020:

Name and Principal Position	Year	Director Fees ($)(1)	Option Awards ($)		Total ($)
Frederick W. Driscoll	2020	60,000	49,165	(2)	109,165
Stephen A. Hill	2020	60,000	49,165	(2)	109,165
Stefan D. Loren, Ph.D.	2020	60,000	49,165	(2)	109,165
John Neis	2020	60,000	49,165	(2)	109,165
Douglas J. Swirsky	2020	60,000	78,664	(2)	138,664

(1)	Director fees consist of annual cash fees for service.
(2)	Granted on June 24, 2020 at an exercise price of $1.28 per share, which vest over a period of three years from the grant date, with one-third vesting on the first anniversary of the grant date and the remainder vesting in 24 equal monthly installments over a 24 month period beginning on the first anniversary of the grant date. All assumptions made regarding the valuation of equity awards can be referenced in Note 7 to the financial statements included in our Annual Report on Form 10-K filed with the SEC on March 2, 2021.

During 2020, we paid each of our non-employee directors an annual cash fee of $60,000. We reimbursed directors for reasonable out-of-pocket expenses incurred in attending Board and committee meetings and undertaking certain matters on our behalf. Mr. Swirsky receives additional option awards for his service as Chairman of the Board of the Company. Directors who are our employees do not receive additional fees for their services as directors.

The aggregate number of option awards outstanding as of December 31, 2020 for each non-employee director was as follows:

Name and Principal Position	Stock Options Outstanding
Frederick W. Driscoll	70,500
Stephen A. Hill	73,041
Stefan D. Loren, Ph.D.	72,850
John Neis	72,975
Douglas J. Swirsky	110,250

Certain Relationships and Related-Person Transactions

We do not have a written policy for the review, approval or ratification of transactions with related parties or conflicted transactions. When such transactions arise, they are referred to the Audit Committee for consideration or referred to the Board of Directors for its consideration.

On June 3, 2020, we entered into an underwriting agreement with Oppenheimer & Co. Inc. (“Oppenheimer”) as representative of the several underwriters therein pursuant to which we paid Oppenheimer an underwriting discount of 7% of the public offering amount raised by Oppenheimer, or $1,050,000 in total. Dr. Loren is currently a managing director with Oppenheimer in its healthcare investment banking group. Dr. Loren did not participate in the offering on behalf of the Company or Oppenheimer and had no direct interest in the transaction.

On August 11, 2020, we entered into an equity distribution agreement with Oppenheimer pursuant to which we agreed to pay Oppenheimer a commission of 3.0% of the gross proceeds from the sales of up to $14.5 million in our common stock, or up to $435,000. No sales were made during 2020 and no commissions were paid. Dr. Loren is currently a managing director with Oppenheimer in its healthcare investment banking group. Dr. Loren did not participate in the agreement on behalf of the Company or Oppenheimer and had no direct interest in the transaction.

On December 23, 2020, we entered into an underwriting agreement with Oppenheimer as representative of the several underwriters therein pursuant to which we paid Oppenheimer an underwriting discount of 7% of the public offering amount raised by Oppenheimer, or $1,372,000 in total. In a separate concurrent private placement, we paid Oppenheimer 7% of the private placement amount raised by Oppenheimer, or $1,148,000 in total. Dr. Loren is currently a managing director with Oppenheimer in its healthcare investment banking group. Dr. Loren did not participate in the offering on behalf of the Company or Oppenheimer and had no direct interest in these transactions.

AUDIT COMMITTEE MATTERS

Audit and Other Fees

The following table shows fees for professional audit services, audit-related fees, tax fees and other services rendered by Baker Tilly US, LLP (formerly known as Baker Tilly Virchow Krause, LLP), including its affiliates, for the audit of our annual financial statements for the fiscal years ended December 31, 2019 and 2020:

Fee Category	Fiscal 2019	Fiscal 2020
Audit fees	$148,652	$156,100
Audit-related fees	40,450	112,000
Tax fees	—	—
All other fees	—	—
Total fees	$189,102	$268,100

Audit Fees. Audit fees were for professional services rendered for the audit of our annual financial statements, the review of quarterly financial statements and the preparation of statutory and regulatory filings. Note that the 2020 amount includes approximately $112,000 in fees associated with work performed in connection with registration statements.

Audit-Related Fees. Audit-related fees include fees for assurance and related services by the principal accountant that are reasonably related to the performance of audit and reviews but that are not included under “Audit Fees” above.

Tax Fees. Tax fees consist of fees billed for professional services for tax compliance, tax planning and tax advice. These services include assistance regarding federal, state and international tax compliance and planning and mergers and acquisitions.

All Other Fees. All other fees include assistance with miscellaneous reporting requirements and interpretation of technical issues. No such services were provided.

Our Audit Committee has determined that the services Baker Tilly US, LLP performed for us during fiscal 2020 were at all times compatible with its independence.

Policy on Pre-Approval of Audit and Non-Audit Services

At present, our Audit Committee approves each engagement for audit and non-audit services before we engage Baker Tilly US, LLP to provide those services.

Our Audit Committee has not established any pre-approval policies or procedures that would allow our management to engage Baker Tilly US, LLP to provide any specified services with only an obligation to notify the Audit Committee of the engagement for those services. None of the services provided by Baker Tilly US, LLP for 2020 were obtained in reliance on the waiver of the pre-approval requirement afforded in SEC regulations.

AUDIT COMMITTEE REPORT

The Board appointed the Audit Committee to review the Company’s financial statements and financial reporting procedures, the adequacy and effectiveness of its accounting and financial controls and the independence and performance of its independent registered public accounting firm. The Audit Committee also selects our independent registered public accounting firm. The Audit Committee is governed by a written charter adopted by the Board. A copy of the Audit Committee Charter is available on our website at www.cellectar.com.

The Audit Committee currently consists of three non-employee directors. Each member of the Audit Committee is “independent” within the meaning of the marketplace rules of the Nasdaq Stock Market.

The Company’s management is responsible for the financial reporting process, including the system of internal controls, and for the preparation of financial statements in accordance with generally accepted accounting principles. The Company’s independent auditors are responsible for auditing those financial statements and affirming their independence on an annual basis. Our responsibility is to monitor and review these processes. However, we are not professionally engaged in the practice of accounting or auditing and are not experts in the fields of accounting or auditing, including with respect to auditor independence. We have relied, without independent verification, on the information provided to us and on the representations made by the Company’s management and independent registered public accounting firm.

In fulfilling our responsibilities as the Audit Committee, we conferred with Baker Tilly US, LLP, the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2020, regarding the overall scope and plans for Baker Tilly US, LLP’s audit of the Company’s financial statements for the fiscal year 2020. We met with them, with and without the Company’s management present, to discuss the results of their examinations and their evaluations of the Company’s internal controls and the overall quality of the Company’s financial reporting. We reviewed and discussed the audited financial statements for fiscal year 2020 with management and Baker Tilly US, LLP.

We discussed with Baker Tilly US, LLP the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (the “PCAOB”) and the Securities and Exchange Commission (the “SEC”), including a discussion of its judgments as to the quality, not just the acceptability, of the Company’s reporting mechanisms and such other matters as are required to be discussed with the Audit Committee under generally accepted auditing standards. In addition, we received from Baker Tilly US, LLP the written disclosures and the letter required by the rules adopted by the PCAOB and discussed these documents with Baker Tilly US, LLP, as well as other matters related to Baker Tilly US, LLP’s independence from management and the Company.

Based on the reviews and discussions referred to above, and subject to the limitations on our role and responsibilities referred to above and in the Audit Committee Charter, we approved the Company’s audited financial statements and their inclusion in our Annual Report on Form 10-K for fiscal year 2020 for filing with the SEC.

On behalf of the Audit Committee,

Frederick W. Driscoll, Chairman
Stefan Loren, Ph.D.
John Neis

OTHER MATTERS

Stockholder Proposals and Nomination of Directors

Stockholders who wish to present proposals pursuant to Rule 14a-8 promulgated under the Exchange Act for consideration at our 2022 Annual Meeting of Stockholders must submit the proposals in proper form to us at the address set forth on the first page of this proxy statement not later December 30, 2021, or, if the date of that meeting is more than 30 calendar days before or after June 23, 2022, a reasonable time before we begin to print and mail our proxy materials with respect to that meeting, in order for the proposals to be considered for inclusion in our proxy statement and form of proxy relating to the 2022 Annual Meeting of Stockholders.

Nominations of persons for election to the board and stockholder proposals intended to be presented at our 2022 Annual Meeting of Stockholders submitted outside the processes of Rule 14a-8 must be received in writing by us no later than the close of business on March 25, 2022, nor earlier than February 23, 2022, together with all supporting documentation and information required by our by-laws.

Multiple Stockholders Sharing the Same Address

Please note that brokers may deliver only one set of proxy materials to multiple stockholders sharing an address unless we have received contrary instructions from one or more of those stockholders. This practice, known as “householding,” is designed to reduce printing and postage costs. Any stockholder residing at such an address that wishes to receive a separate set of proxy materials, should contact their bank or broker if they are a beneficial holder, or alternatively if they are a record holder, by contacting Broadridge Financial Solutions toll free at 1-866-540-7095 or via mail at the Householding Department, 51 Mercedes Way, Edgewood, New York 11717. Stockholders can also contact Investor Relations, Cellectar Biosciences, Inc., 100 Campus Drive, Florham Park, New Jersey 07932, by telephone at (608) 441-8120 or by e-mail to investors@cellectar.com in this manner to indicate that they wish to receive separate sets of proxy materials, as applicable, in the future or to request that we send only a single set of materials to stockholders sharing an address who are currently receiving multiple copies.

Annual Report on Form 10-K

Additional copies of our Annual Report on Form 10-K for the fiscal year ended December 31, 2020 as filed with the SEC are available to stockholders without charge upon written request addressed to: Investor Relations, Cellectar Biosciences, Inc., 100 Campus Drive, Florham Park, New Jersey 07932, by telephone at (608) 441-8120 or by e-mail to investors@cellectar.com.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, STOCKHOLDERS ARE URGED TO FILL IN, SIGN AND RETURN THE ACCOMPANYING FORM OF PROXY IN THE ENCLOSED ENVELOPE.

APPENDIX A

Cellectar Biosciences, Inc.

2021 STOCK INCENTIVE PLAN

SECTION 1. General Purpose of the Plan; Definitions

The purpose of this 2021 Stock Incentive Plan (the “Plan”) is to encourage and enable officers and employees of, and other persons providing services to, Cellectar Biosciences, Inc. (the “Company”) and its Subsidiaries (as defined below) to acquire a proprietary interest in the Company. It is anticipated that providing such persons with a direct stake in the Company’s welfare will assure a closer identification of their interests with those of the Company and its stockholders, thereby stimulating their efforts on the Company’s behalf and strengthening their desire to remain with the Company.

The following terms shall be defined as set forth below:

“Award” or “Awards”, except where referring to a particular category of grant under the Plan, shall include Incentive Stock Options, Non-Statutory Stock Options, Restricted Stock Awards, Unrestricted Stock Awards, Performance Share Awards, Stock Appreciation Rights and Restricted Stock Units. Awards shall be evidenced by a written agreement (which may be in electronic form and may be electronically acknowledged and accepted by the recipient) containing such terms and conditions not inconsistent with the provisions of this Plan as the Committee shall determine.

“Board” means the Board of Directors of the Company.

“Cause” shall mean, with respect to any Award holder, a determination by the Company (including the Board) or any Subsidiary that the Holder’s employment or other relationship with the Company or any such Subsidiary should be terminated as a result of (i) a material breach by the Award holder of any agreement to which the Award holder and the Company (or any such Subsidiary) are parties, (ii) any act (other than retirement) or omission to act by the Award holder that may have a material and adverse effect on the business of the Company, such Subsidiary or any other Subsidiary or on the Award holder’s ability to perform services for the Company or any such Subsidiary, including, without limitation, the proven or admitted commission of any crime (other than an ordinary traffic violation), or (iii) any material misconduct or material neglect of duties by the Award holder in connection with the business or affairs of the Company or any such Subsidiary.

“Change of Control” shall have the meaning set forth in Section 16.

“Code” means the Internal Revenue Code of 1986, as amended, and any successor Code, and related rules, regulations and interpretations.

“Committee” shall have the meaning set forth in Section 2.

“Disability” means disability as set forth in Section 22(e)(3) of the Code.

“Effective Date” shall mean March 4, 2021.

“Eligible Person” shall have the meaning set forth in Section 4.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

“Fair Market Value” on any given date means the closing price per share of the Stock on such date as reported by such registered national securities exchange on which the Stock is listed, or, if the Stock is not listed on such an exchange, as quoted in the Over-the-Counter Market provided, that, if there is no trading on such date, Fair Market Value shall be deemed to be the closing price per share on the last preceding date on which the Stock was traded. If the Stock is not listed on any registered national securities exchange or quoted in the Over-the-Counter Market, the Fair Market Value of the Stock shall be determined in good faith by the Committee.

“Incentive Stock Option” means any Stock Option designated and qualified as an “incentive stock option” as defined in Section 422 of the Code.

“Non-Employee Director” means any director who: (i) is not currently an officer of the Company or a Subsidiary, or otherwise currently employed by the Company or a Subsidiary, (ii) does not receive compensation, either directly or indirectly, from the Company or a Subsidiary, for services rendered as a consultant or in any capacity other than as a director, except for an amount that does not exceed the dollar amount for which disclosure would be required pursuant to Rule 404(a) of Regulation S-K promulgated by the SEC, (iii) does not possess an interest in any other transaction for which disclosure would be required pursuant to Rule 404(a) of Regulation S-K, (iv) is not engaged in a business relationship for which disclosure would be required pursuant to Rule 404(b) of Regulation S-K and (v) otherwise meets the requirements under applicable law and the stock exchange on which the Common Stock are then traded.

“Non-Statutory Stock Option” means any Stock Option that is not an Incentive Stock Option.

“Option” or “Stock Option” means any option to purchase shares of Stock granted pursuant to Section 5.

“Performance Goals” means, for a Performance Period, the one or more goals established by the Committee for the Performance Period based upon business criteria or other performance measures determined by the Committee in its discretion.

“Performance Period” means one or more periods of time, which may be of varying and overlapping durations, as the Committee may select, over which the attainment of one or more Performance Goals will be measured for the purpose of determining a recipient’s right to and the payment of a Performance-Based Award granted pursuant to Section 11.

“Performance Share Award” means an Award pursuant to Section 8.

“Restricted Stock Award” means an Award granted pursuant to Section 6.

“Restricted Stock Unit” means an Award granted pursuant to Section 10.

“SEC” means the Securities and Exchange Commission or any successor authority.

“Section 409A” means Section 409A of the Code and the regulations and other guidance promulgated thereunder.

“Stock” means the common stock, $0.00001 par value per share, of the Company, subject to adjustments pursuant to Section 3.

“Stock Appreciation Right” means an Award granted pursuant to Section 9.

“Subsidiary” means any subsidiary corporation of the Company, as defined in Section 424 of the Code.

“Termination Date” means the date, as determined by the Committee, that an individual’s employment or service relationship, as applicable, with the Company or a Subsidiary terminates for any reason.

“Unrestricted Stock Award” means Awards granted pursuant to Section 7.

SECTION 2. Administration of Plan; Committee Authority to Select Participants and Determine Awards.

(a) Committee. It is intended that the Plan shall be administered by the Compensation Committee of the Board (the “Committee”), consisting of not less than two (2) persons each of whom qualifies as a Non-Employee Director, but, except as required by law, the authority and validity of any act taken or not taken by the Committee shall not be affected if any person administering the Plan is not a Non-Employee Director. Except as specifically reserved to the Board under the terms of the Plan, and subject to any limitations set forth in the charter of the Committee, the Committee shall have full and final authority to operate, manage and administer the Plan on behalf of the Company.

(b) Powers of Committee. The Committee shall have the power and authority to grant and modify Awards consistent with the terms of the Plan, including the power and authority:

(i) to select the persons to whom Awards may from time to time be granted;

(ii) to determine the time or times of grant, and the extent, if any, of Incentive Stock Options, Non-Statutory Stock Options, Restricted Stock, Unrestricted Stock, Performance Shares and Stock Appreciation Rights, or any combination of the foregoing, granted to any one or more participants;

(iii) to determine the number of shares to be covered by any Award;

(iv) to determine and modify the terms and conditions, including restrictions, not inconsistent with the terms of the Plan, of any Award, which terms and conditions may differ among individual Awards and participants, and to approve the form of written instruments evidencing the Awards, except that repricing of Stock Options and Stock Appreciation Right and a cash buyout of underwater Stock Options for cash shall not be permitted without stockholder approval; provided, however, that that if any such amendment impairs a Participant's rights or increases a Participant's obligations under his or her Award or creates or increases a Participant's federal income tax liability with respect to an Award, such amendment shall also be subject to the Participant's consent;

(v) to accelerate the exercisability or vesting of all or any portion of any Award;

(vi) to extend the period in which any outstanding Stock Option or Stock Appreciation Right may be exercised; and

(vii) to adopt, alter and repeal such rules, guidelines and practices for administration of the Plan and for its own acts and proceedings as it shall deem advisable; to interpret the terms and provisions of the Plan and any Award (including related written instruments); to make all determinations it deems advisable for the administration of the Plan; to decide all disputes arising in connection with the Plan; and to otherwise supervise the administration of the Plan.

All decisions and interpretations of the Committee shall be binding on all persons, including the Company and Plan participants. No member or former member of the Committee or the Board shall be liable for any action or determination made in good faith with respect to this Plan.

SECTION 3. Shares Issuable under the Plan; Mergers; Substitution.

(a) Shares Issuable. The maximum number of shares of Stock which may be issued in respect of Awards (including Stock Appreciation Rights) granted under the Plan, subject to adjustment upon changes in capitalization of the Company as provided in this Section 3, shall be 6,000,000 shares, plus an additional number of shares, that are currently available under the Company’s Amended and Restated 2015 Stock Incentive Plan (the “2015 Plan”) Amended and Restated 2006 Stock Incentive Plan (the “2006 Plan”) or may be added back to the Plan pursuant to the next sentence, in each case subject to adjustment upon changes in capitalization of the Company as provided in this Section 3. All of the shares described in the previous sentence may be granted as Incentive Stock Options. For purposes of this limitation, the shares of Stock underlying any Awards, or awards under the 2015 Plan or 2006 Plan, as applicable, which are forfeited, cancelled, reacquired by the Company or otherwise terminated (other than (i) Shares tendered as payment for an option exercise; (ii) Shares withheld to cover taxes; (iii) Shares added back that have been repurchased by the Company using stock option proceeds; and (iv) stock-settled awards where only the actual shares delivered count against the Plan) shall be added back to the shares of Stock with respect to which Awards may be granted under the Plan. Shares issued under the Plan may be authorized but unissued shares or shares reacquired by the Company.

(b) Change in Stock. Subject to Section 16 hereof, if, as a result of any reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other similar change in the Company’s capital stock, the outstanding shares of Stock are increased or decreased or are exchanged for a different number or kind of shares or other securities of the Company, or additional shares or new or different shares or other securities of the Company or other non-cash assets are distributed with respect to such shares of Stock or other securities, or, if, as a result of any merger or consolidation, sale of all or substantially all of the assets of the Company, the outstanding shares of Stock are converted into or exchanged for a different number or kind of securities of the Company or any successor entity (or a parent or subsidiary thereof), the Committee shall make an appropriate or proportionate adjustment in (i) the maximum number of shares reserved for issuance under the Plan, (ii) the number of shares of Stock that can be granted to any one individual recipient, (iii) the maximum number of shares that may be granted under a Performance-Based Award, (iv) the number and kind of shares or other securities subject to any then outstanding Awards under the Plan, (v) the repurchase price per share subject to each outstanding Restricted Stock Award, and (vi) the price for each share subject to any then outstanding Stock Options and Stock Appreciation Rights under the Plan, without changing the aggregate exercise price (i.e., the exercise price multiplied by the number of Stock Options or Stock Appreciation Rights) as to which such Stock Options and Stock Appreciation Rights remain exercisable. The adjustment by the Committee shall be final, binding and conclusive. No fractional shares of Stock shall be issued under the Plan resulting from any such adjustment, but the Committee in its discretion may make a cash payment in lieu of fractional shares.

(c) Substitute Awards. The Committee may grant Awards under the Plan in substitution for stock and stock based awards held by employees of another corporation who concurrently become employees of the Company or a Subsidiary as the result of a merger or consolidation of the employing corporation with the Company or a Subsidiary or the acquisition by the Company or a Subsidiary of property or stock of the employing corporation. The Committee may direct that the substitute awards be granted on such terms and conditions as the Committee considers appropriate in the circumstances. Any substitute Awards granted under the Plan shall not count against the share limitation applicable to individuals set forth in the penultimate sentence of Section 3(a).

SECTION 4. Eligibility.

Incentive Stock Options may be granted to employees (including officer and directors who are also employees) of the Company or a Subsidiary, and all other Awards may be granted to officers, directors and employees of, and consultants and advisers to, the Company and its Subsidiaries (all such persons, “Eligible Persons”).

SECTION 5. Stock Options.

Any Stock Option granted under the Plan shall be in such form as the Committee may from time to time approve.

Stock Options granted under the Plan may be either Incentive Stock Options (subject to compliance with applicable law) or Non-Statutory Stock Options. Unless otherwise so designated, an Option shall be a Non-Statutory Stock Option. To the extent that any option does not qualify as an Incentive Stock Option, it shall constitute a Non-Statutory Stock Option.

No Incentive Stock Option shall be granted under the Plan after the tenth anniversary of the date of adoption of the Plan by the Board.

Stock Options granted pursuant to this Section 5 shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee shall deem desirable.

(a) Exercise Price. The exercise price per share for the Stock covered by a Stock Option granted pursuant to this Section 5 shall be determined by the Committee at the time of grant but shall be not less than one hundred percent (100%) of Fair Market Value on the date of grant. If an employee owns or is deemed to own (by reason of the attribution rules applicable under Section 424(d) of the Code) more than ten percent (10%) of the combined voting power of all classes of stock of the Company or any subsidiary or parent corporation and an Incentive Stock Option is granted to such employee, the option price shall be not less than one hundred ten percent (110%) of Fair Market Value on the date of grant.

(b) Option Term. The term of each Stock Option shall be fixed by the Committee, but no Stock Option shall be exercisable more than ten (10) years after the date the option is granted. If an employee owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than ten percent (10%) of the combined voting power of all classes of stock of the Company or any subsidiary or parent corporation and an Incentive Stock Option is granted to such employee, the term of such option shall be no more than five (5) years from the date of grant.

(c) Exercisability; Rights of a Stockholder. Stock Options shall become vested and exercisable at such time or times, whether or not in installments, as shall be determined by the Committee. The Committee may at any time accelerate the exercisability of all or any portion of any Stock Option. An optionee shall have the rights of a stockholder only as to shares acquired upon the exercise of a Stock Option and not as to unexercised Stock Options.

(d) Method of Exercise. Stock Options may be exercised in whole or in part, by delivering written notice of exercise to the Company, specifying the number of shares to be purchased. Payment of the purchase price may be made by delivery of cash or bank check or other instrument acceptable to the Committee in an amount equal to the exercise price of such Options, or, to the extent provided in the applicable Option Agreement, by one or more of the following methods:

(i) by delivery to the Company of (or attestation to the ownership of) shares of Stock, not subject to restrictions under any Company plan, having a Fair Market Value equal in amount to the aggregate exercise price of the Options being exercised; or

(ii) if the class of Stock is registered under the Exchange Act at such time, by delivery to the Company of a properly executed exercise notice along with irrevocable instructions to a broker to deliver promptly to the Company cash or a check payable and acceptable to the Company for the purchase price; provided that in the event that the optionee chooses to pay the purchase price as so provided, the optionee and the broker shall comply with such procedures and enter into such agreements of indemnity and other agreements as the Committee shall prescribe as a condition of such payment procedure (including, in the case of an optionee who is an executive officer of the Company, such procedures and agreements as the Committee deems appropriate in order to avoid any extension of credit in the form of a personal loan to such officer). The Company need not act upon such exercise notice until the Company receives full payment of the exercise price; or

(iii) by reducing the number of Option shares otherwise issuable to the optionee upon exercise of the Option by a number of shares of Common Stock having a Fair Market Value equal to such aggregate exercise price of the Options being exercised; or

(iv) by any combination of such methods of payment.

The delivery of certificates representing shares of Stock to be purchased pursuant to the exercise of a Stock Option will be contingent upon receipt from the optionee (or a purchaser acting in his stead in accordance with the provisions of the Stock Option) by the Company of the full purchase price for such shares and the fulfillment of any other requirements contained in the Stock Option or imposed by applicable law.

(e) Non-transferability of Options. Except as the Committee may provide with respect to a Non-Statutory Stock Option, no Stock Option shall be transferable other than by will or by the laws of descent and distribution and all Stock Options shall be exercisable, during the optionee’s lifetime, only by the optionee.

(f) Annual Limit on Incentive Stock Options. To the extent required for “incentive stock option” treatment under Section 422 of the Code, the aggregate Fair Market Value (determined as of the time of grant) of the Stock with respect to which Incentive Stock Options granted under this Plan and any other plan of the Company or its Subsidiaries become exercisable for the first time by an optionee during any calendar year shall not exceed $100,000.

(g) Exercise Period following Termination. When an optionee’s employment (or other service relationship) with the Company and its Subsidiaries terminates, the optionee’s Stock Options may be exercised within the period of time specified in the agreement evidencing the Option, to the extent that the Option is vested on the optionee’s Termination Date. In the absence of a specific period of time set forth in such agreement, Stock Options shall remain exercisable (to the extent vested on the optionee’s Termination Date): (i) for 90 days following the Termination Date upon retirement or any termination by us without cause; or (ii) for 30 days following voluntary termination by the optionee; or (iii) for 90 days following the Disability of the optionee; or (iv) for 180 days following the Termination Date upon termination for death; provided however that in no event shall any Option be exercisable after the expiration of the term of such Option; and provided further that in the event that an optionee’s employment with the Company or a Subsidiary has been terminated by the Company for Cause, as determined by the Committee in its sole discretion, any Stock Option held by such optionee shall immediately terminate and be of no further force and effect.

(h) No Dividend Rights. Prior to exercise, Stock Options shall not have a right to receive dividend payments or dividend equivalent payments.

SECTION 6. Restricted Stock Awards.

(a) Nature of Restricted Stock Award. The Committee in its discretion may grant Restricted Stock Awards to any Eligible Person, entitling the recipient to acquire, for such purchase price, if any, as may be determined by the Committee, shares of Stock subject to such restrictions and conditions as the Committee may determine at the time of grant (“Restricted Stock”), including continued employment and/or achievement of pre-established performance goals and objectives.

(b) Acceptance of Award. A participant who is granted a Restricted Stock Award shall have no rights with respect to such Award unless the participant shall have accepted the Award within sixty (60) days (or such shorter date as the Committee may specify) following the award date by making payment to the Company of the specified purchase price, if any, of the shares covered by the Award and by executing and delivering to the Company a written instrument that sets forth the terms and conditions applicable to the Restricted Stock in such form as the Committee shall determine.

(c) Rights as a Stockholder. Upon complying with Section 6(b) above, a participant shall have all the rights of a stockholder with respect to the Restricted Stock, including voting rights, subject to non-transferability restrictions and Company repurchase or forfeiture rights described in this Section 6 and subject to such other conditions contained in the written instrument evidencing the Restricted Award. Unless the Committee shall otherwise determine, certificates evidencing shares of Restricted Stock Award shall remain in the possession of the Company until such shares are vested as provided in Section 6(e) below.

(d) Restrictions. Shares of Restricted Stock may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of except as specifically provided herein. In the event of termination of employment by the Company and its Subsidiaries for any reason (including death, Disability, Normal Retirement and for Cause), any shares of Restricted Stock which have not then vested shall automatically be forfeited to the Company.

(e) Vesting of Restricted Stock. The Committee at the time of grant shall specify the date or dates and/or the attainment of pre-established performance goals, objectives and other conditions on which the non-transferability of the Restricted Stock and the Company’s right of forfeiture shall lapse. Subsequent to such date or dates and/or the attainment of such pre-established performance goals, objectives and other conditions, the shares on which all restrictions have lapsed shall no longer be Restricted Stock and shall be deemed “vested.” The Committee at any time may accelerate such date or dates and otherwise waive or, subject to Section 14, amend any conditions of the Award.

(f) No Dividend Rights. Unvested shares of Restricted Stock shall not have a right to receive dividend payments or dividend equivalent payments with respect to unvested shares of Restricted Stock.

SECTION 7. Unrestricted Stock Awards.

(a) Grant or Sale of Unrestricted Stock. The Committee in its discretion may grant or sell to any Eligible Person shares of Stock free of any restrictions under the Plan (“Unrestricted Stock”) at a purchase price determined by the Committee. Shares of Unrestricted Stock may be granted or sold as described in the preceding sentence in respect of past services or other valid consideration.

(b) Restrictions on Transfers. The right to receive unrestricted Stock may not be sold, assigned, transferred, pledged or otherwise encumbered, other than by will or the laws of descent and distribution.

SECTION 8. Performance Share Awards.

A Performance Share Award is an award entitling the recipient to acquire shares of Stock upon the attainment of specified Performance Goals; provided however that the Committee, in its discretion, may provide either at the time of grant or at the time of settlement that a Performance Share Award will be settled in cash. The Committee may make Performance Share Awards independent of or in connection with the granting of any other Award under the Plan. Performance Share Awards may be granted under the Plan to any Eligible Person. The Committee in its discretion shall determine whether and to whom Performance Share Awards shall be made, the performance goals applicable under each such Award (which may include, without limitation, continued employment by the recipient or a specified achievement by the recipient, the Company or any business unit of the Company), the periods during which performance is to be measured, and all other limitations and conditions applicable to the Award or the Stock issuable thereunder. Upon the attainment of the specified performance goal shares of Stock (or cash, as applicable) shall be issued pursuant to the Performance Share Award as soon as practicable thereafter, but in no event later than two and one-half months after the calendar year in which such performance goal is attained.

SECTION 9. Stock Appreciation Rights.

The Committee in its discretion may grant Stock Appreciation Rights to any Eligible Person. A Stock Appreciation Right shall entitle the participant upon exercise thereof to receive from the Company, upon written request to the Company at its principal offices (the “Request”), a number of shares of Stock, a cash payment, or a combination of shares and cash (as provided in the Stock Appreciation Right) having an aggregate Fair Market Value equal to the product of (a) the excess of Fair Market Value, on the date of such Request, over the exercise price per share of Stock specified in such Stock Appreciation Right (which exercise price shall be not less than one hundred percent (100%) of Fair Market Value on the date of grant), multiplied by (b) the number of shares of Stock for which such Stock Appreciation Right shall be exercised. Any Stock Appreciation Right granted under the Plan shall contain such terms and conditions with respect to its termination as the Committee, in its discretion, may from time to time determine; provided however that the term of a Stock Appreciation Right shall not exceed ten years. Stock Appreciation Fights shall not have a right to receive dividend payments or dividend equivalent payments.

SECTION 10. Restricted Stock Units.

A Restricted Stock Unit is a bookkeeping entry representing the right to receive, upon its vesting, one share of Stock (or a percentage or multiple of one share of Stock if so specified in the agreement evidencing the Award) for each Restricted Stock Unit awarded to a recipient and represents an unfunded and unsecured obligation of the Company. The Committee shall determine the restrictions and conditions applicable to each Restricted Stock Unit at the time of grant. Conditions may be based on continuing employment (or other service relationship) and/or achievement of pre-established performance goals and objectives. At the end of the vesting period, the Restricted Stock Units, to the extent vested, shall be settled in the form of shares of Stock. Notwithstanding the foregoing, the Committee, in its discretion, may determine either at the time of grant or at the time of settlement, that a Restricted Stock Unit shall be settled in cash. Except to the extent that the Committee provides otherwise, a recipient’s right in all Restricted Stock Units that have not vested shall automatically terminate immediately following the recipient’s termination of employment (or cessation of service relationship) with the Company and its Subsidiaries. Restricted Stock Units shall not have a right to receive dividend payments or dividend equivalent payments with respect to unvested shares of Restricted Stock Units.

SECTION 11. Performance-Based Awards.

(a) Performance-Based Awards. A Performance-Based Award shall be payable upon the attainment of Performance Goals that are established by the Committee, in each case on a specified date or dates or over any period or periods determined by the Committee. The Committee shall define in an objective fashion the manner of calculating the Performance Goals it selects to use for any Performance Period. The Committee, in its discretion, may adjust or modify the calculation of Performance Goals for such Performance Period in order to prevent the dilution or enlargement of the rights of an individual (i) in the event of, or in anticipation of, any unusual or extraordinary corporate item, transaction, event or development, (ii) in recognition of, or in anticipation of, any other unusual or nonrecurring events affecting the Company, or the financial statements of the Company, or (iii) in response to, or in anticipation of, changes in applicable laws, regulations, accounting principles, or business conditions; provided, however, that the Committee may not exercise such discretion in a manner that would increase the amount of the Performance-Based Award.

(b) Grant of Performance-Based Awards. With respect to each Performance-Based Award, the Committee shall select the Performance Goals for such grant (including a threshold level of performance below which no amount will become payable with respect to such Award). Each Performance-Based Award will specify the amount payable, or the formula for determining the amount payable, upon achievement of the various applicable Performance Goals.

(c) Payment of Performance-Based Awards. Following the completion of a Performance Period, the Committee shall review and certify in writing whether, and to what extent, the Performance Goals for the Performance Period have been achieved and, if so, shall calculate and certify in writing the amount of the Performance-Based Awards earned for the Performance Period. The Committee shall then determine the actual size of each recipient’s Performance-Based Award, and, in doing so, may reduce (but not increase) or eliminate the amount of the Performance-Based Award if, in its sole judgment, such reduction or elimination is appropriate.

(d) No Dividend Rights. Performance-Based Awards shall not have a right to receive dividend payments or dividend equivalent payments.

SECTION 12. Tax Withholding.

(a) Payment by Participant. Each participant shall, no later than the date as of which the value of an Award or of any Stock or other amounts received thereunder first becomes includable in the gross income of the participant for Federal income tax purposes, pay to the Company, or make arrangements satisfactory to the Committee regarding payment of any Federal, state, local and/or payroll taxes of any kind required by law to be withheld with respect to such income. The Company and its Subsidiaries shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the participant.

(b) Payment in Shares. The Committee may provide, in an award agreement, that the Participant may direct the Company to satisfy such Participant’s tax withholding obligations through the withholding of Shares otherwise to be acquired upon the exercise or payment of such Award; provided, that, in such case, the number of Shares that shall be so withheld shall be limited to the number of Shares having an aggregate Fair Market Value on the date of withholding equal to the aggregate amount of such tax withholding obligations determined based on an amount that is up to the applicable maximum statutory tax withholding requirements; provided, that the exercise of such discretion by the Committee would not cause an Award otherwise classified as an equity award under ASC Topic 718 to be classified as a liability award under ASC Topic 718.

(c) Notwithstanding any provision of this Plan, each Participant is solely responsible and liable for the satisfaction of all taxes and penalties of any kind and with respect to any tax jurisdiction that may be imposed on or for the account of such Participant in connection with the Plan.

SECTION 13. Transfer and Leave of Absence.

For purposes of the Plan, the following events shall not be deemed a termination of employment:

(a) a transfer to the employment of the Company from a Subsidiary or from the Company to a Subsidiary, or from one Subsidiary to another;

(b) an approved leave of absence for military service or sickness, or for any other purpose approved by the Company, if the employee’s right to re-employment is guaranteed either by a statute or by contract or under the policy pursuant to which the leave of absence was granted or if the Committee otherwise so provides in writing; provided, that the vesting date or dates of any unvested Award held by such employee shall automatically be extended by a period of time equal to the period of such approved leave of absence.

SECTION 14. Amendments and Termination.

The Board may at any time amend or discontinue the Plan and the Committee may at any time amend or cancel any outstanding Award for the purpose of satisfying changes in law or for any other lawful purpose, but no such action shall adversely affect rights under any outstanding Award without the holder’s consent. Notwithstanding the foregoing, neither the Board nor the Committee shall have the power or authority to decrease the exercise price of any outstanding Stock Option or Stock Appreciation Right, whether through amendment, cancellation and regrant, exchange or any other means, except for changes made pursuant to Section 3(b).

This Plan shall terminate as of the tenth anniversary of its Effective Date. The Board may terminate this Plan at any earlier time for any reason. No Award may be granted after the Plan has been terminated. No Award granted while this Plan is in effect shall be adversely altered or impaired by termination of this Plan, except upon the consent of the holder of such Award. The power of the Committee to construe and interpret this Plan and the Awards granted prior to the termination of this Plan shall continue after such termination.

SECTION 15. Status of Plan.

With respect to the portion of any Award which has not been exercised and any payments in cash, Stock or other consideration not received by a participant, a participant shall have no rights greater than those of a general creditor of the Company unless the Committee shall otherwise expressly determine in connection with any Award or Awards.

SECTION 16. Change of Control Provisions.

(a) Upon the occurrence of a Change of Control as defined in this Section 16, the Committee in its discretion may, at the time an Award is made or at any time thereafter, take one or more of the following actions: (i) provide for the acceleration of any time period relating to the exercise or payment of the Award; (ii) provide for termination of any Awards not exercised prior to the occurrence of a Change in Control; (iii) provide for payment to the holder of the Award of cash or other property with a Fair Market Value equal to the amount that would have been received upon the exercise or payment of the Award had the Award been exercised or paid upon the Change in Control in exchange for cancellation of the Award; (iv) adjust the terms of the Award in a manner determined by the Committee to reflect the Change in Control; (v) cause the Award to be assumed, or new rights substituted therefor, by another entity; or (vi) make such other provision as the Committee may consider equitable to the holders of Awards and in the best interests of the Company.

(b) “Change of Control” shall mean: (a) with respect to an Award that is subject to section 409A of the Code, the occurrence of any event which constitutes a change of control under section 409A of the Code, including any regulations promulgated pursuant thereto; and (b) with respect to any other Award, the occurrence of any of the following events:

(i) any “person” (as such term is used in Sections 13(d) and 14(d)(2) of the Exchange Act) becomes, after the Effective Date of this Plan, a “beneficial owner” (as such term is defined in Rule 13d-3 promulgated under the Exchange Act) (other than the Company, any trustee or other fiduciary holding securities under an employee benefit plan of the Company, or any corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company), directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the combined voting power of the Company’s then outstanding securities; or

(ii) the consummation of a merger or consolidation of the Company with any other corporation or other entity, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than fifty percent (50%) of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation; or

(iii) the closing of a sale or other disposition by the Company of all or substantially all of the assets of the Company;

(iv) individuals who constitute the Board on the Effective Date (“Incumbent Directors”) cease for any reason to constitute at least a majority of the Board; provided, that any individual who becomes a member of the Board subsequent to the Effective Date, whose election or nomination for election was approved by a vote of at least two-thirds of the Incumbent Directors shall be treated as an Incumbent Director unless he or she assumed office as a result of an actual or threatened election contest with respect to the election or removal of directors; or

(v) a complete liquidation or dissolution of the Company.

SECTION 17. General Provisions.

(a) No Distribution; Compliance with Legal Requirements. The Committee may require each person acquiring shares pursuant to an Award to represent to and agree with the Company in writing that such person is acquiring the shares without a view to distribution thereof.

No shares of Stock shall be issued pursuant to an Award until all applicable securities laws and other legal and stock exchange requirements have been satisfied. The Committee may require the placing of such stop orders and restrictive legends on certificates for Stock and Awards as it deems appropriate.

No Award under the Plan shall be a nonqualified deferred compensation plan, as defined in Code Section 409A, unless such Award meets in form and in operation the requirements of Code Section 409A(a)(2),(3), and (4).

Notwithstanding anything to the contrary contained in this Plan, Awards may be made to an individual who is a foreign national or employed or performing services outside of the United States on such terms and conditions different from those specified in the Plan as the Committee considers necessary or advisable to achieve the purposes of the Plan or to comply with applicable laws.

(b) Delivery of Stock Certificates. Delivery of stock certificates to participants under this Plan shall be deemed effected for all purposes when the Company or a stock transfer agent of the Company shall have delivered such certificates in the United States mail, addressed to the participant, at the participant’s last known address on file with the Company. In lieu of delivery of stock certificates, the Company may, to the extent permitted by law and the Certificate of Incorporation and by-laws of the Company, issue shares of Stock hereunder in book entry form.

(c) Other Compensation Arrangements; No Employment Rights. Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, including trusts, subject to stockholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases. The adoption of the Plan or any Award under the Plan does not confer upon any employee any right to continued employment with the Company or any Subsidiary.

(d) Trading Policy Restrictions. Option exercises and other Awards under the Plan shall be subject to the Company’s insider trading policy, as in effect from time to time.

(e) Lock-Up Agreement. By accepting any Award, the recipient shall be deemed to have agreed that, if so requested by the Company or by the underwriters managing any underwritten offering of the Company’s securities, the recipient will not, without the prior written consent of the Company or such underwriters, as the case may be, sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any shares subject to any such Award during the Lock-up Period, as defined below. The “Lock-Up Period” shall mean a period of time not exceeding 180 days or, if greater, such number of days as shall have been agreed to by each director and executive officer of the Company in connection with such offering in a substantially similar lock-up agreement by which each such director and executive officer is bound. If requested by the Company or such underwriters, the recipient shall enter into an agreement with such underwriters consistent with the foregoing.

(f) Section 409A Awards. The Plan is intended to comply with Section 409A of the Code to the extent subject thereto, and, accordingly, to the maximum extent permitted, the Plan shall be interpreted and administered to be in compliance therewith. Any payments described in the Plan that are due within the "short-term deferral period" as defined in Section 409A of the Code shall not be treated as deferred compensation unless Applicable Laws require otherwise. Notwithstanding anything to the contrary in the Plan, to the extent required to avoid accelerated taxation and tax penalties under Section 409A of the Code, amounts that would otherwise be payable and benefits that would otherwise be provided pursuant to the Plan during the six (6) month period immediately following the Participant's termination of Continuous Service shall instead be paid on the first payroll date after the six-month anniversary of the Participant's separation from service (or the Participant's death, if earlier). Notwithstanding the foregoing, neither the Company nor the Committee shall have any obligation to take any action to prevent the assessment of any additional tax or penalty on any Participant under Section 409A of the Code and neither the Company nor the Committee will have any liability to any Participant for such tax or penalty.

(g) Section 16. It is the intent of the Company that the Plan satisfy, and be interpreted in a manner that satisfies, the applicable requirements of Rule 16b-3 as promulgated under Section 16 of the Exchange Act so that Participants will be entitled to the benefit of Rule 16b-3, or any other rule promulgated under Section 16 of the Exchange Act, and will not be subject to short-swing liability under Section 16 of the Exchange Act. Accordingly, if the operation of any provision of the Plan would conflict with the intent expressed in this Section 17(g), such provision to the extent possible shall be interpreted and/or deemed amended so as to avoid such conflict.

(h) No Fractional Shares. No fractional shares of Common Stock shall be issued or delivered pursuant to the Plan. The Committee shall determine whether cash, additional Awards or other securities or property shall be issued or paid in lieu of fractional shares of Common Stock or whether any fractional shares should be rounded, forfeited or otherwise eliminated.

SECTION 18. Effective Date.

The Plan is effective as of March 4, 2021, subject to approval by the holders of a majority of the shares of stock of the Company present or represented and entitled to vote at a meeting of stockholders at which a quorum is present or by written consent of the stockholders.

SECTION 19. Governing Law.

This Plan shall be governed by, and construed and enforced in accordance with, the substantive laws of the State of Delaware without regard to its principles of conflicts of laws.

1OF 1 1 234567 234567 234567 234567 234567 Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. NAME THE COMPANY NAME INC. - COMMON CELLECTAR BIOSCIENCES, INC. 100 CAMPUS DRIVE FLORHAM PARK, NJ 07932 VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET on 06/22/2021. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. Investor Address Line 1 VOTE BY PHONE - 1-800-690-6903 Investor Address Line 2 Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET Investor Address Line 3 on 06/22/2021. Have your proxy card in hand when you call and then follow the Investor Address Line 4 instructions. Investor Address John Sample Line 5 234567 234567 VOTE BY MAIL 2 SHARES 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS A123,456,789,012.12345 THE COMPANY NAME INC. - CLASS B123,456,789,012.12345 THE COMPANY NAME INC. - CLASS C123,456,789,012.12345 THE COMPANY NAME INC. - CLASS D123,456,789,012.12345 THE COMPANY NAME INC. - CLASS E123,456,789,012.12345 THE COMPANY NAME INC. - CLASS F123,456,789,012.12345 THE COMPANY NAME INC. - 401 K123,456,789,012.12345 x TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: PAGE 1OF 2 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY 0000000000 For Withhold For All AllAllExcept To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below. 02 Nominees 01) John Neis02) Asher Chanan-Kahn 000 The Board of Directors recommends you vote FOR proposals 2 and 3.ForAgainst Abstain ForAgainst Abstain To approve the 2021 Stock Incentive Plan reserving 6,000,000 shares for issuance thereunder. To approve, on a non-binding advisory basis, the compensation of our named executive officers. 000 000 To transact such other business as may properly come before the Annual Meeting and at any adjournments or postponements of the Annual Meeting in accordance with our by-laws. 000 The Board of Directors recommends you vote 3 YEARS on the following proposal:1 year 2 years 3 years Abstain NOTE: The undersigned acknowledges receipt from the Company before the execution of this proxy of the Notice of Annual Meeting of Stockholders and a Proxy Statement for the Annual Meeting of Stockholders. To approve, on a non-binding advisory basis, the frequency of future stockholders advisory votes on executive compensation. 0000 The Board of Directors recommends you vote FOR proposals 5 and 6.ForAgainst Abstain 0000514941_1 R1.0.0.177 Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. 000 JOB # Investor Address Line 1 Investor Address Line 2 Investor Address Line 3 Investor Address Line 4 Investor Address Line 5 John Sample 1234 ANYWHERE STREET ANY CITY, ONA1A 1A1 SHARES CUSIP # SEQUENCE # Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com CELLECTAR BIOSCIENCES, INC. Annual Meeting of Stockholders June 23, 2021 10:00 AM, EDT This proxy is solicited by the Board of Directors The undersigned hereby appoints James Caruso, Dov Elefant and Gregory Lynch, and each of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of Cellectar Biosciences, Inc. that the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held at 10:00 AM, EDT on June 23, 2021, at Cellectar's headquaters at 100 Campus Drive, Florham Park, New Jersey 07932, and any adjournment or postponement thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations. Continued and to be signed on reverse side